UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00121

Name of Registrant: Vanguard Wellington Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2012 – November 30, 2013

Item 1: Reports to Shareholders

Annual Report | November 30, 2013

Vanguard Wellington™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	36
About Your Fund’s Expenses.	37
Trustees Approve Advisory Arrangement.	39
Glossary.	40

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2013

Total
Returns
Vanguard Wellington Fund
Investor Shares	18.85%
Admiral™ Shares	18.91
Wellington Composite Index	18.16
Mixed-Asset Target Allocation Growth Funds Average	18.56

For a benchmark description, see the Glossary.

Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
November 30, 2012, Through November 30, 2013
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Wellington Fund
Investor Shares	$34.29	$39.17	$0.958	$0.441
Admiral Shares	59.24	67.65	1.703	0.762

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended November 30, 2013, Vanguard Wellington Fund returned almost 19%. The fund’s returns were slightly ahead of the return of its benchmark, the Wellington Composite Index, as well as the average return of peer funds.

Buoyed by the stock market’s robust performance, the equity portion of your fund posted gains in all ten market sectors for the period. Stocks in the financial, health care, and industrial sectors added most to returns.

The fund’s fixed income portfolio, on the other hand, finished the period in negative territory. When I wrote to you a year ago, I noted that we were anticipating a more challenging environment for bond investors, and that’s certainly what we’ve encountered in recent months.

On November 30, the fund’s 30-day SEC yield was 2.23% for Investor Shares and 2.31% for Admiral Shares, compared with 2.33% for Investor Shares and 2.41% for Admiral Shares a year earlier.

Despite some jolts, U.S. stocks notched an impressive 12-month gain
U.S. stocks powered to a return of about 32% for the 12 months ended November 30, despite encountering a few bumps along the way.

Uncertainty surrounding Federal Reserve policy contributed to market declines in June and August. But stocks bounced back in September when, to the surprise of some investors, the Fed announced it had no immediate plans to scale back its stimulative bond-buying program. (In mid-December, the Fed ended several months of speculation by announcing that it would begin scaling back bond purchases in January 2014.) Corporate profit growth, though not robust, was generally solid during the fiscal year.

International stocks returned about 18% in aggregate. While the developed markets of Europe and the Pacific region performed well for the period, gains were modest for emerging-market stocks.

Bond prices fell as yields rose over the period’s second half
Bonds, which held onto slight gains through the first five months of the fiscal year, retreated in May. For the full period, the broad U.S. taxable bond market returned –1.61%. The yield of the 10-year Treasury note closed at 2.74%, up from 1.61% at the end of November 2012. (Bond yields and prices move in opposite directions.) Municipal bonds returned –3.51%.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –2.93%. Returns of money market funds and savings accounts continued to be restrained by the Fed’s 0%–0.25% target for short-term interest rates.

Market Barometer

		Average Annual Total Returns
		Periods Ended November 30, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	30.96%	17.78%	18.33%
Russell 2000 Index (Small-caps)	40.99	17.89	20.97
Russell 3000 Index (Broad U.S. market)	31.71	17.78	18.54
MSCI All Country World Index ex USA (International)	18.24	7.50	13.87

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.61%	3.09%	5.33%
Barclays Municipal Bond Index (Broad tax-exempt market)	-3.51	4.23	6.26
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.07	0.10

CPI
Consumer Price Index	1.24%	2.13%	1.87%

The bond market’s downturn, coupled with the upswing in stocks, provides an occasion for investors to review their portfolio’s asset allocation. In a powerful stock market rally, a portfolio’s mix of stocks and bonds can drift away from its target allocation, as Fran Kinniry, a principal in our Investment Strategy Group, recently reminded clients in an article on our website.

“Buying stocks now may actually run counter to what many prudent investors should be doing,” he noted. “If you have an equity-heavy portfolio, you will most likely need to direct new cash flows to bond mutual funds, or sell stock mutual funds to maintain your target asset allocation.”

Diverging stock and bond results highlight the wisdom of balance

At Vanguard, we believe strongly in the benefits of balance and diversification. The Wellington Fund—which began operations in 1929, making it the nation’s oldest balanced fund— epitomizes these investment virtues. The fund is broadly diversified, with about 100 stocks and more than 600 bonds across all market sectors. In strong markets, like the one we’ve experienced in recent months, the equity portion of the fund can offer investors the opportunity for long-term growth. When stock prices fall, the fund’s bond portfolio can help provide a cushion.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellington Fund	0.25%	0.17%	1.02%

The fund expense ratios shown are from the prospectus dated March 27, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2013, the fund’s expense ratios were 0.26% for Investor Shares and 0.18% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Mixed-Asset Target Allocation Growth Funds.

For the latest 12-month period, the fund’s stock portfolio returned about 31%, a hair above the return of its equity benchmark, the S&P 500 Index, which returned just over 30%. As I mentioned, financial, health care, and industrial stocks were key contributors to the fund’s performance. Together, these three sectors added more than 18 percentage points to the portfolio’s total return.

The advisor’s choices in financials and technology helped the fund most compared with the benchmark. Within financials, the advisor’s selections among insurance companies gave the fund an edge over the index, while in technology, less exposure to poorer performing computer hardware companies provided a comparative boost.

The bond market, as I mentioned, was unsettled during the period by what were perceived as mixed signals from the Fed about when it might start scaling back its bond-buying program. In this environment, the fund’s fixed income holdings returned –1.59%, slightly better than the benchmark, the Barclays U.S. Credit A or Better Bond Index, which returned –1.83%. At the beginning of the fiscal period, the fund’s advisor shortened the portfolio’s average duration, a measure of its sensitivity to changes in interest rates, which gave it a slight boost relative to the index.

For more on the fund’s positioning during the fiscal year, please see the Advisor’s Report that follows this letter.

Total Returns
Ten Years Ended November 30, 2013
Average
Annual Return
Wellington Fund Investor Shares	8.46%
Wellington Composite Index	6.96
Mixed-Asset Target Allocation Growth Funds Average	6.03

For a benchmark description, see the Glossary.

Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Your fund has delivered excellent long-term results
For the decade ended November 30, Vanguard Wellington Fund posted an average annual return of 8.46%, higher than that of both its index (6.96%) and its peer group (6.03%), as well as the broad U.S. stock market (8.09%).

This performance is especially impressive when you consider the extreme volatility that the fund had to contend with during the ten-year period, which included the worst global recession since the Great Depression.

The fund’s admirable track record is a credit to the experience and talent of its advisor, Wellington Management Company, llp, which has managed the fund since its inception.

The power of compounding can put time on your side
The purpose of my annual letter to you is, of course, to report on how your fund fared over the past year. But while it’s important to be aware of how your fund is doing in the latest market environment, short-term performance isn’t what matters most.

The focus on the preceding 12 months shouldn’t distract investors from the long-term commitment they need to help themselves be successful.

To be sure, there are many aspects of investing success that you can’t influence, overall market performance being the obvious example. But you can control how long you invest, and that’s important because it allows you to harness the power of compounding—the snowball effect that occurs when your earnings generate even more earnings. As Benjamin Franklin said, “Money makes money.”

A simple example illustrates the benefits of compounding that can potentially result from investing and then reinvesting your money over the long haul, putting time on your side. Suppose that you were able to put away $10,000 and earn 6% a year (keep in mind that this is hypothetical, and that actual returns would likely be different and a lot less predictable).

If you keep reinvesting the earnings (again, assuming a hypothetical return of 6% each year), after 10 years your investment will have grown to just under $18,000. But if you were able to invest that $10,000 for 30 years, your investment would grow to more than $57,000.

Compounding can make a real difference in your account balance over time, particularly when combined with Vanguard’s low expense ratios—which allow you to keep more of the return on your investment.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 19, 2013

Advisor’s Report

Vanguard Wellington Fund returned nearly 19% for the 12 months ended November 30, 2013. The fund outperformed the peer group of mixed-asset target allocation growth funds and finished slightly ahead of the Wellington Composite Index, which is weighted 65% in large-capitalization stocks and 35% in high-quality (as determined by independent credit-rating agencies) corporate bonds. The fund’s equity and fixed income portfolios both contributed to the outperformance as each finished ahead of its benchmark component.

Investment environment
Stocks rose sharply during the course of the fund’s fiscal year. The S&P 500 Index, the benchmark for the stock portion of the fund, returned just over 30%. Favorable global liquidity dynamics and accommodative monetary policy from central banks boosted shares in the United States and throughout many developed markets in other parts of the world. Emerging-market equity returns were more muted.

The bond market declined during the period. Low yields did not generate enough income to offset the declines in most fixed income security prices. The benchmark for the bond portion of the fund, the Barclays U.S. Credit A or Better Bond Index, returned –1.83%, largely because of rising interest rates.

Our successes
The equity portion of the fund outper- formed the S&P 500 Index through a favorable combination of both security selection and sector allocation. The fund benefited from greater-than-market exposure to health care, one of the strongest equity sectors during the period (although individual stock selection in the sector detracted from relative performance). The fund’s underweight allocation to information technology, a sector that lagged during the period, also boosted relative returns.

Stock selection was strongest in financials; our positions in Prudential Financial, JPMorgan Chase, and Wells Fargo were among the key relative contributors in that sector. Our less-than-market-weight allocation to Apple was the top relative contributor to the fund’s performance.

Other individual stock positions that helped performance included Cardinal Health, AT&T, FedEx, Microsoft, Comcast, and Pfizer.

Wells Fargo shares rose on better-than-expected earnings and the market’s positive outlook for bank results in an environment of rising interest rates. The shares trade at an attractive normalized earnings multiple and should benefit from an improving economy, market share gains, and cost savings. Wells Fargo was our largest absolute contributor during the period; it was the fund’s largest equity position at the close of the period.

We believe that Prudential Financial, an insurance services firm, has an attractive mix across both its individual life segment and its asset management business, which benefited from strong inflows. The stock rallied on strong and improved quality of earnings, driven by rising stock markets and higher long-term interest rates. We continue to like this holding; management appears to have made it a priority to increase the dividend, which we expect to be underpinned by both growing earnings and an increasing payout ratio.

Cardinal Health is a global pharmaceutical distributor. The stock has rebounded since the company lost its Walgreens business to AmerisourceBergen in mid-March. Investors bid up shares after the firm posted a 25% year-over-year quarterly profit jump and hiked its earnings forecast for next year. The company’s renewal of its CVS Caremark distribution contract reduced investor fear that increasing industry competition would lead to pricing pressure. We expect that Cardinal will benefit over the longer term from the implementation of the Affordable Care Act, which should lead to expanded insurance coverage and increased demand for pharmaceuticals. Shortly after the close of the period, Cardinal and CVS announced a joint venture that will become the largest purchaser of generic drugs. We expect the deal to be beneficial to shareholders of both firms.

In the fixed income portion of the fund, our shorter duration bias helped relative returns as interest rates rose. Security selection among industrial issuers was strong, particularly communications and technology bonds; we participated in the $49 billion record bond issuance by Verizon, which performed very well afterward. We remain underweighted in AT&T bonds. Security selection within certain noncorporate credit sectors—including supranational, local agency, and local authority bonds—also aided relative performance. This poorly defined group includes our long-duration taxable municipal bonds, which performed well as fiscal conditions improved for many states with the slowly improving economy. Our underweight allocation to corporate bonds also contributed to relative returns.

Our shortfalls
While the fixed income portion of the fund did its job in outpacing its reference benchmark, the fund’s bonds delivered a modestly negative return in absolute terms, as bond prices and interest rates move inversely.

In the equity portfolio, stock selection within the energy sector and, as mentioned earlier, health care, detracted from relative performance. Individual detractors in the equity portfolio included Goldcorp, IBM, and Exelon.

Goldcorp, a senior gold producer with assets in North, Central, and South America, saw its shares plummet along with the sudden and steep drop in gold commodity prices. Fundamentals surprised us on the downside.

IBM, the global technology and business services provider, saw its shares decline modestly. Slowing global growth, combined with sluggish hardware sales, led to a disappointing performance during the period. We continue to view IBM as an attractive investment over the longer term and maintain a position. We believe the company has the ability to increase earnings in the high-single-digit range and view the valuation as attractive.

Equity portfolio changes

We established a number of new equity positions in the fund over the course of the year, including Verizon, EMC, Boeing, and Apple.

Verizon provides communications, information, and entertainment products and services to consumers, businesses, and government agencies worldwide. The company is well positioned competitively in the U.S. market, with the best brand strength, highest consumer loyalty, and broadest deployment of LTE wireless services. We expect that Verizon’s purchase of Vodafone’s stake in Verizon Wireless will accelerate earnings growth over the next few years.

We eliminated positions in AT&T, Air Products & Chemicals, General Mills, and Baker Hughes. We exited our position in AT&T, which represented our largest sale during the period, to establish the new position in Verizon, as we believe that Verizon is better positioned for future growth.

The fund’s positioning

We continue to look for moderate growth in the global economy. We are encouraged by the recent data out of Europe, which suggest that perhaps the continent’s economy has stabilized. The United States continues to improve, albeit at moderate growth rates. Continued momentum in housing and auto sales and sustained growth in the oil shale industry should benefit the economy. It is worth noting that we do not see as much upside in the equity market today as we did a couple of years ago.

From a sector perspective, the fund’s equity positioning remains fairly similar to this time last year. We continue to have an overweight position in financials, particularly large-cap U.S. banks. The strengthening housing market should provide a boost for the group, and rising interest rates should prove beneficial for longer-term profitability. We have also increased our exposure to insurance companies as many of them should also benefit from rising rates. We are focusing on high-quality financial institutions with solid balance sheets, strong management teams, and attractive valuations.

We also have a meaningfully overweight position in health care, where we are targeting stocks that offer stable cash flows and high yields, and trade at attractive valuations. We favor large-cap pharmaceutical stocks. We believe many of these companies have solid pipelines that are underappreciated by investors.

The portfolio remains underweighted in information technology, consumer discretionary, and consumer staples stocks. Many consumer staples stocks are at historically high valuations compared to where they typically trade, and we are having a difficult time finding value. Our underweight allocation to Apple narrowed during the period as we bought more shares subsequent to initiating a small position.

We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in stocks where business fundamentals are poised to improve.

As always, an above-average dividend is central to our stock selection process. Our discipline is focused on identifying industries with favorable supply-and-demand dynamics and, ultimately, the best stocks within those industries. We are positioned in companies that should benefit from global growth over time, though we remain cautious about the near term.

Bond prices may decline further, depending on how investors react to the Fed’s decision to begin tapering its extraordinary purchases of Treasuries and agency mortgage-backed securities, starting in January. We closed the period with a shorter-than-benchmark duration posture to mitigate bond principal losses that would be likely to result in a rising-rate environment.

Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager Wellington Management Company, llp December 19, 2013

Wellington Fund

Fund Profile
As of November 30, 2013

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VWELX		VWENX
Expense Ratio[1]	0.25%		0.17%
30-Day SEC Yield	2.23%		2.31%

Equity and Portfolio Characteristics
			DJ U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	102	500	3,595
Median Market Cap	$80.0B	$67.5B	$43.9B
Price/Earnings Ratio	17.2x	18.6x	20.1x
Price/Book Ratio	2.2x	2.6x	2.6x
Return on Equity	17.1%	17.9%	16.5%
Earnings Growth
Rate	9.9%	10.9%	11.1%
Dividend Yield	2.5%	2.0%	1.8%
Foreign Holdings	9.2%	0.0%	0.0%
Turnover Rate	35%	—	—
Short-Term Reserves	1.0%	—	—

Fixed Income Characteristics
		Barclays	Barclays
		Credit A	Aggregate
		or Better	Bond
	Fund	Index	Index
Number of Bonds	677	2,937	8,625
Yield to Maturity
(before expenses)	2.7%	2.6%	2.3%
Average Coupon	4.1%	3.9%	3.3%
Average Duration	5.8 years	6.3 years	5.6 years
Average Effective
Maturity	8.5 years	9.1 years	7.5 years

Total Fund Volatility Measures		DJ U.S.
	Wellington	Total
	Composite	Market
	Index	FA Index
R-Squared	0.98	0.96
Beta	0.99	0.62

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)

Wells Fargo & Co.	Diversified Banks	3.3%
Merck & Co. Inc.	Pharmaceuticals	2.6
JPMorgan Chase & Co.	Diversified Financial
	Services	2.6
Exxon Mobil Corp.	Integrated Oil & Gas	2.5
Microsoft Corp.	Systems Software	2.5
Verizon Communications Integrated
Inc.	Telecommunication
	Services	2.3
Comcast Corp.	Cable & Satellite	2.2
Chevron Corp.	Integrated Oil & Gas	2.0
Johnson & Johnson	Pharmaceuticals	1.9
ACE Ltd.	Integrated Oil & Gas	1.9
Top Ten		23.8%
Top Ten as % of Total Net Assets		15.8%

The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated March 27, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2013, the expense ratios were 0.26% for Investor Shares and 0.18% for Admiral Shares.

Wellington Fund

Sector Diversification (% of equity exposure)

			DJ U.S.
			Total
		S&P 500	Market
	Fund	Index FA Index
Consumer
Discretionary	8.4%	12.6%	13.4%
Consumer Staples	8.2	10.1	8.7
Energy	10.8	10.3	9.4
Financials	20.7	16.3	17.4
Health Care	17.6	13.2	12.8
Industrials	14.2	10.8	11.6
Information
Technology	13.0	17.9	17.8
Materials	1.6	3.4	3.8
Telecommunication
Services	2.3	2.4	2.1
Utilities	3.2	3.0	3.0

Sector Diversification (% of fixed income
portfolio)
Asset-Backed			2.5%
Commercial Mortgage-Backed			0.6
Finance			27.2
Foreign			2.4
Government Mortgage-Backed			8.5
Industrial			35.9
Treasury/Agency			12.2
Utilities			6.1
Other			4.6

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed
income portfolio)
U.S. Government	21.0%
Aaa	4.6
Aa	14.1
A	42.2
Baa	18.1

For information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2003, Through November 30, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended November 30, 2013
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Wellington Fund Investor Shares	18.85%	14.19%	8.46%	$22,520
••••••••	Wellington Composite Index	18.16	14.42	6.96	19,603
– – – –	Mixed-Asset Target Allocation Growth
	Funds Average	18.56	13.49	6.03	17,963
- - - - - -	Barclays U.S. Aggregate Bond Index	-1.61	5.33	4.71	15,847
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	31.64	18.65	8.29	22,175

For a benchmark description, see the Glossary.

Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Wellington Fund Admiral Shares	18.91%	14.28%	8.57%	$113,762
Wellington Composite Index	18.16	14.42	6.96	98,017
Barclays U.S. Aggregate Bond Index	-1.61	5.33	4.71	79,237
Dow Jones U.S. Total Stock Market Float
Adjusted Index	31.64	18.65	8.29	110,874
See Financial Highlights for dividend and capital gains information.

Wellington Fund

Fiscal-Year Total Returns (%): November 30, 2003, Through November 30, 2013

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1929	13.65%	9.77%	3.26%	5.16%	8.42%
Admiral Shares	5/14/2001	13.73	9.87	3.38	5.16	8.54

Wellington Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of November 30, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Comcast Corp. Class A	23,059,160	1,149,960	1.5%
Time Warner Inc.	11,666,810	766,626	1.0%
Ford Motor Co.	38,588,880	659,098	0.8%
Lowe’s Cos. Inc.	13,637,020	647,486	0.8%
Walt Disney Co.	6,640,746	468,438	0.6%
Consumer Discretionary—Other †		663,849	0.8%
		4,355,457	5.5%
Consumer Staples
CVS Caremark Corp.	12,664,140	847,991	1.1%
Procter & Gamble Co.	7,449,265	627,377	0.8%
Philip Morris International Inc.	5,999,300	513,180	0.6%
Consumer Staples—Other †		2,297,262	2.9%
		4,285,810	5.4%
Energy
Exxon Mobil Corp.	14,055,384	1,313,897	1.6%
Chevron Corp.	8,323,220	1,019,095	1.3%
BP plc ADR	16,882,610	793,651	1.0%
Anadarko Petroleum Corp.	7,718,910	685,594	0.9%
Energy—Other †		1,805,502	2.3%
		5,617,739	7.1%
Financials
Wells Fargo & Co.	38,971,017	1,715,504	2.2%
JPMorgan Chase & Co.	23,549,396	1,347,496	1.7%
ACE Ltd.	9,602,460	986,941	1.2%
Prudential Financial Inc.	10,734,120	952,761	1.2%
PNC Financial Services Group Inc.	9,691,400	745,753	0.9%
BlackRock Inc.	2,120,040	641,842	0.8%

Wellington Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Citigroup Inc.	10,092,510	534,096	0.7%
Bank of America Corp.	23,040,500	364,501	0.4%
Financials—Other †		3,537,609	4.5%
		10,826,503	13.6%
Health Care
Merck & Co. Inc.	27,713,952	1,380,986	1.7%
Johnson & Johnson	10,672,450	1,010,254	1.3%
Pfizer Inc.	29,075,738	922,573	1.2%
Roche Holding AG	2,888,356	805,635	1.0%
Eli Lilly & Co.	14,137,500	709,985	0.9%
Cardinal Health Inc.	10,836,500	700,038	0.9%
Medtronic Inc.	12,018,800	688,918	0.9%
AstraZeneca plc ADR	11,923,460	681,903	0.8%
UnitedHealth Group Inc.	7,364,590	548,515	0.7%
Bristol-Myers Squibb Co.	9,370,690	481,466	0.6%
Health Care—Other †		1,279,362	1.6%
		9,209,635	11.6%
Industrials
General Electric Co.	31,794,200	847,634	1.1%
United Parcel Service Inc. Class B	7,052,170	722,001	0.9%
FedEx Corp.	4,977,520	690,382	0.9%
Siemens AG	4,856,830	641,071	0.8%
Honeywell International Inc.	6,957,170	615,779	0.8%
Industrials—Other †		3,906,072	4.9%
		7,422,939	9.4%
Information Technology
Microsoft Corp.	34,323,220	1,308,744	1.6%
Intel Corp.	28,718,860	684,658	0.9%
International Business Machines Corp.	3,785,390	680,159	0.9%
Texas Instruments Inc.	15,240,172	655,328	0.8%
Apple Inc.	1,125,100	625,634	0.8%
Accenture plc Class A	7,837,210	607,149	0.8%
* eBay Inc.	11,883,590	600,359	0.8%
Cisco Systems Inc.	22,930,170	487,266	0.6%
Information Technology—Other †		1,143,091	1.4%
		6,792,388	8.6%
Materials
Dow Chemical Co.	18,115,900	707,607	0.9%
Materials—Other †		130,856	0.2%
		838,463	1.1%
Telecommunication Services
Verizon Communications Inc.	24,258,590	1,203,711	1.5%

Utilities
NextEra Energy Inc.	7,459,900	631,033	0.8%
Dominion Resources Inc.	9,581,400	621,929	0.8%
Utilities—Other †		418,520	0.5%
		1,671,482	2.1%
Total Common Stocks (Cost $34,143,619)		52,224,127	65.9%

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury
	Note/Bond	1.375%	9/30/18	950,000	952,821	1.2%
1	United States Treasury
	Note/Bond	1.500%	6/30/16	506,905	521,002	0.7%
	United States Treasury
	Note/Bond	2.875%	5/15/43	569,275	472,498	0.6%
1	United States Treasury
	Note/Bond	0.125%–2.750%	4/30/15–2/15/19	1,132,965	1,131,298	1.4%
					3,077,619	3.9%
Conventional Mortgage-Backed Securities
[2,3]	Freddie Mac Gold Pool	4.500%	12/1/43	677,750	721,594	0.9%
[2,3]	Freddie Mac Gold Pool	4.500%–5.500%	9/1/22–12/1/43	638,415	687,006	0.9%
	Conventional Mortgage-Backed Securities—Other †				737,380	0.9%
					2,145,980	2.7%
Nonconventional Mortgage-Backed Securities
[2,3]	Freddie Mac REMICS	3.500%–4.000%	12/15/30–4/15/31	114,446	117,159	0.2%
	Nonconventional Mortgage-Backed Securities—Other †				28,801	0.0%
					145,960	0.2%
Total U.S. Government and Agency Obligations (Cost $5,351,451)					5,369,559	6.8%
Asset-Backed/Commercial Mortgage-Backed Securities
3	Banc of America Commercial
	Mortgage Trust 2006-2	5.923%	5/10/45	14,695	16,111	0.0%
3	Banc of America Commercial
	Mortgage Trust 2006-5	5.414%	9/10/47	17,671	19,265	0.0%
3	Bear Stearns Commercial
	Mortgage Securities
	Trust 2006-PWR13	5.540%	9/11/41	23,000	25,164	0.1%
3	Merrill Lynch Mortgage
	Trust 2006-C1	5.866%	5/12/39	12,660	13,634	0.0%
4	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				557,287	0.7%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $629,937)					631,461	0.8%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	3.300%–6.000%	9/1/17–2/7/42	184,980	206,028	0.3%
	Bank of America NA	5.300%–6.000%	3/15/17–10/15/36	98,000	110,140	0.2%
	Bear Stearns Cos. LLC	6.400%–7.250%	10/2/17–2/1/18	25,150	29,951	0.0%
	Citigroup Inc.	1.750%–8.500%	12/15/15–11/7/43	449,578	499,186	0.6%
	JPMorgan Chase & Co.	3.250%–6.300%	9/15/14–8/16/43	417,621	452,135	0.6%
	Merrill Lynch & Co. Inc.	6.050%–6.875%	5/16/16–4/25/18	133,000	151,667	0.2%
	National City Corp.	6.875%	5/15/19	13,950	16,770	0.0%
	PNC Bank NA	4.200%–4.875%	9/21/17–11/1/25	66,650	72,082	0.1%
3	PNC Financial
	Services Group Inc.	4.459%	5/29/49	19,193	19,193	0.0%
	Wells Fargo & Co.	2.150%–5.625%	10/1/14–1/15/44	446,772	456,017	0.6%
4	Banking—Other †				2,884,076	3.6%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Brokerage †				13,193	0.0%
Finance Companies (0.6%)
General Electric
Capital Corp.	3.100%–6.875%	1/7/21–1/10/39	416,731	453,778	0.6%
Insurance
ACE Capital Trust II	9.700%	4/1/30	20,000	28,575	0.0%
ACE INA Holdings Inc.	2.600%–5.800%	11/23/15–3/15/18	51,360	58,170	0.1%
Prudential Financial Inc.	2.300%–5.100%	4/1/14–11/15/20	109,605	114,184	0.2%
4 Insurance—Other †				1,061,023	1.3%
4 Real Estate Investment Trusts †				239,115	0.3%
				6,865,283	8.7%
Industrial
Basic Industry †				271,735	0.3%
Capital Goods
General Electric Co.	2.700%–5.250%	12/6/17–10/9/42	49,420	48,947	0.1%
4 Capital Goods—Other †				571,185	0.7%
Communication
Cellco Partnership/Verizon
Wireless Capital LLC	8.500%	11/15/18	21,000	27,007	0.0%
Comcast Corp.	2.850%–6.500%	5/15/18–1/15/43	145,900	141,694	0.2%
4 NBCUniversal
Enterprise Inc.	1.662%–1.974%	4/15/18–4/15/19	156,250	154,468	0.2%
NBCUniversal Media LLC	4.375%	4/1/21	23,900	25,613	0.0%
Verizon
Communications Inc.	3.500%–7.750%	4/1/17–9/15/43	409,390	455,789	0.6%
4 Communication—Other †				1,078,699	1.4%
Consumer Cyclical
CVS Caremark Corp.	2.750%–5.750%	9/15/14–12/1/22	87,953	86,994	0.1%
Time Warner Cos. Inc.	6.950%–7.570%	2/1/24–1/15/28	40,000	48,954	0.1%
Time Warner Inc.	4.750%–4.875%	3/15/20–3/29/21	22,000	24,021	0.0%
4 Consumer Cyclical—Other †				1,444,989	1.8%
Consumer Noncyclical
Johnson & Johnson	5.150%	7/15/18	14,800	17,155	0.0%
Merck & Co. Inc.	1.300%–6.550%	5/18/18–5/18/43	120,535	117,566	0.2%
Pfizer Inc.	3.000%	6/15/23	70,000	66,875	0.1%
4 Roche Holdings Inc.	6.000%	3/1/19	12,984	15,461	0.0%
Wyeth LLC	5.950%	4/1/37	25,000	29,257	0.0%
4 Consumer Noncyclical—Other †				2,666,908	3.4%
Energy
BP Capital Markets plc	1.846%–4.750%	10/1/15–9/26/23	181,765	187,396	0.2%
Chevron Corp.	3.191%	6/24/23	49,470	48,173	0.1%
4 Energy—Other †				594,504	0.8%
4 Other Industrial †				30,057	0.0%
Technology
International Business
Machines Corp.	1.250%–8.375%	1/5/16–11/29/32	194,611	207,857	0.3%
Microsoft Corp.	4.000%	2/8/21	16,000	17,169	0.0%
Technology—Other †				280,340	0.3%
4 Transportation †				397,112	0.5%
				9,055,925	11.4%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Utilities
Electric †				1,270,101	1.6%
4 Natural Gas †				223,542	0.2%
Other Utility †				42,213	0.1%
				1,535,856	1.9%
Total Corporate Bonds (Cost $16,649,119)				17,457,064	22.0%
[2]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $563,158) †				597,971	0.7%
Taxable Municipal Bonds (Cost $1,037,341) †				1,158,198	1.5%
Temporary Cash Investments
Repurchase Agreements
Bank of America Securities, LLC
(Dated 11/29/13, Repurchase Value
$19,400,000, collateralized by
U.S. Treasury Bill 0.000%, 2/13/14,
with a value of $19,788,000)	0.080%	12/2/13	19,400	19,400	0.0%
Bank of Montreal (Dated 11/29/13,
Repurchase Value $150,001,000,
collateralized by Federal National
Mortgage Assn. 2.000%–4.500%,
2/1/27–11/1/43, Government
National Mortgage Assn.
3.500%–6.000%, 6/20/34–3/20/43,
and U.S. Treasury Note/Bond
0.625%, 5/31/17, with a value
of $153,000,000)	0.070%	12/2/13	150,000	150,000	0.2%
Citigroup Global Markets Inc.
(Dated 11/29/13, Repurchase Value
$107,101,000, collateralized by
U.S. Treasury Note/Bond
0.750%–10.625%, 8/15/15–5/15/22,
with a value of $109,242,000)	0.070%	12/2/13	107,100	107,100	0.1%
Deutsche Bank Securities, Inc.
(Dated 11/29/13, Repurchase Value
$190,101,000, collateralized by
Federal Home Loan Mortgage Corp.
3.500%–4.500%, 4/1/25–8/1/43,
Federal National Mortgage Assn.
3.000%–6.000%, 8/1/27–11/1/43,
and Government National
Mortgage Assn. 2.280%–5.000%,
7/15/37–5/15/48, with a value
of $193,902,000)	0.090%	12/2/13	190,100	190,100	0.2%
HSBC Bank USA (Dated 11/29/13,
Repurchase Value $89,201,000,
collateralized by Federal National
Mortgage Assn. 3.000%,
4/1/43–6/1/43, with a value of
$90,985,000)	0.090%	12/2/13	89,200	89,200	0.1%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
RBC Capital Markets LLC
(Dated 11/29/13, Repurchase
Value $128,301,000, collateralized
by Federal Home Loan Mortgage
Corp. 2.794%, 12/1/41, and
Federal National Mortgage Assn.
2.506%–4.000%, 3/1/41–11/1/43,
with a value of $130,866,000)	0.090%	12/2/13	128,300	128,300	0.2%
RBS Securities, Inc. (Dated 11/29/13,
Repurchase Value $36,100,000,
collateralized by U.S. Treasury
Note/Bond 3.000%, 2/28/17,
with a value of $36,826,000)	0.070%	12/2/13	36,100	36,100	0.1%
TD Securities (USA) LLC
(Dated 11/29/13, Repurchase Value
$79,700,000, collateralized by
Federal Home Loan Mortgage Corp.
0.120%–3.000%, 5/27/14–1/1/43,
and Government National
Mortgage Assn. 2.500%, 8/20/43,
with a value of $81,294,000)	0.070%	12/2/13	79,700	79,700	0.1%
				799,900	1.0%
Total Temporary Cash Investments (Cost $799,900)				799,900	1.0%
Total Investments (Cost $59,174,525)				78,238,280	98.7%
Other Assets and Liabilities
Other Assets[5]				2,281,283	3.0%
Liabilities				(1,229,952)	(1.7%)
				1,051,331	1.3%
Net Assets				79,289,611	100.0%

Wellington Fund

At November 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	56,875,045
Undistributed Net Investment Income	296,405
Accumulated Net Realized Gains	3,046,510
Unrealized Appreciation (Depreciation)
Investment Securities	19,063,755
Futures Contracts	5,648
Swap Contracts	2,121
Foreign Currencies	127
Net Assets	79,289,611

Investor Shares—Net Assets
Applicable to 688,784,260 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	26,978,364
Net Asset Value Per Share—Investor Shares	$39.17

Admiral Shares—Net Assets
Applicable to 773,208,157 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	52,311,247
Net Asset Value Per Share—Admiral Shares	$67.65

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $5,784,000 have been segregated as collateral for open swap contracts.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2013, the aggregate value of these securities was $2,777,441,000, representing 3.5% of net assets.
5 Cash of $35,196,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Operations

Year Ended
November 30, 2013
($000)
Investment Income
Income
Dividends[1]	1,243,702
Interest	826,609
Securities Lending	3,629
Total Income	2,073,940
Expenses
Investment Advisory Fees—Note B
Basic Fee	48,956
Performance Adjustment	(3,074)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	48,679
Management and Administrative—Admiral Shares	45,164
Marketing and Distribution—Investor Shares	5,336
Marketing and Distribution—Admiral Shares	7,510
Custodian Fees	668
Auditing Fees	33
Shareholders’ Reports—Investor Shares	324
Shareholders’ Reports—Admiral Shares	216
Trustees’ Fees and Expenses	184
Total Expenses	153,996
Net Investment Income	1,919,944
Realized Net Gain (Loss)
Investment Securities Sold	3,352,214
Futures Contracts	6,221
Swap Contracts	1,285
Foreign Currencies	(979)
Realized Net Gain (Loss)	3,358,741
Change in Unrealized Appreciation (Depreciation)
Investment Securities	7,113,811
Futures Contracts	5,648
Swap Contracts	1,649
Foreign Currencies	316
Change in Unrealized Appreciation (Depreciation)	7,121,424
Net Increase (Decrease) in Net Assets Resulting from Operations	12,400,109
1 Dividends are net of foreign withholding taxes of $14,606,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,919,944	1,791,273
Realized Net Gain (Loss)	3,358,741	954,546
Change in Unrealized Appreciation (Depreciation)	7,121,424	4,843,575
Net Increase (Decrease) in Net Assets Resulting from Operations	12,400,109	7,589,394
Distributions
Net Investment Income
Investor Shares	(725,993)	(764,768)
Admiral Shares	(1,175,953)	(992,538)
Realized Capital Gain[1]
Investor Shares	(342,707)	—
Admiral Shares	(484,884)	—
Total Distributions	(2,729,537)	(1,757,306)
Capital Share Transactions
Investor Shares	(3,405,616)	(1,626,720)
Admiral Shares	8,659,551	5,369,681
Net Increase (Decrease) from Capital Share Transactions	5,253,935	3,742,961
Total Increase (Decrease)	14,924,507	9,575,049
Net Assets
Beginning of Period	64,365,104	54,790,055
End of Period[2]	79,289,611	64,365,104

1 Includes fiscal 2013 short-term gain distributions totaling $152,007,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $296,405,000 and $278,863,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$34.29	$31.08	$29.94	$28.99	$23.79
Investment Operations
Net Investment Income	.955	.959	.929	.868	.909
Net Realized and Unrealized Gain (Loss)
on Investments	5.324	3.201	1.115	.960	5.217
Total from Investment Operations	6.279	4.160	2.044	1.828	6.126
Distributions
Dividends from Net Investment Income	(.958)	(.950)	(.904)	(.878)	(.926)
Distributions from Realized Capital Gains	(.441)	—	—	—	—
Total Distributions	(1.399)	(.950)	(.904)	(.878)	(.926)
Net Asset Value, End of Period	$39.17	$34.29	$31.08	$29.94	$28.99

Total Return[1]	18.85%	13.56%	6.85%	6.43%	26.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$26,978	$26,716	$25,743	$26,717	$28,114
Ratio of Total Expenses to
Average Net Assets[2]	0.26%	0.25%	0.27%	0.30%	0.34%
Ratio of Net Investment Income to
Average Net Assets	2.61%	2.91%	2.95%	2.97%	3.59%
Portfolio Turnover Rate	35%[3]	31%[3]	38%[3]	35%	28%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.02%), 0.00%, 0.01%, and 0.02%.
3 Includes 5%, 15%, and 9% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$59.24	$53.68	$51.71	$50.07	$41.10
Investment Operations
Net Investment Income	1.700	1.703	1.645	1.542	1.619
Net Realized and Unrealized Gain (Loss)
on Investments	9.175	5.544	1.930	1.658	8.999
Total from Investment Operations	10.875	7.247	3.575	3.200	10.618
Distributions
Dividends from Net Investment Income	(1.703)	(1.687)	(1.605)	(1.560)	(1.648)
Distributions from Realized Capital Gains	(.762)	—	—	—	—
Total Distributions	(2.465)	(1.687)	(1.605)	(1.560)	(1.648)
Net Asset Value, End of Period	$67.65	$59.24	$53.68	$51.71	$50.07

Total Return	18.91%	13.69%	6.94%	6.52%	26.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$52,311	$37,649	$29,048	$24,623	$19,211
Ratio of Total Expenses to
Average Net Assets[1]	0.18%	0.17%	0.19%	0.22%	0.23%
Ratio of Net Investment Income to
Average Net Assets	2.69%	2.99%	3.03%	3.05%	3.70%
Portfolio Turnover Rate	35%[2]	31%[2]	38%[2]	35%	28%

1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.02%), 0.00%, 0.01%, and 0.02%.
2 Includes 5%, 15%, and 9% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

Wellington Fund

3. Futures Contracts: The fund may use futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2013, the fund’s average investments in long and short futures contracts represented 0% and 1% of net assets, respectively, based on quarterly average aggregate settlement values.

4. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount

Wellington Fund

determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counter-party risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended November 30, 2013, the fund’s average amounts of credit protection sold represented less than 1% of net assets, based on quarterly average notional amounts

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also

Wellington Fund

entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

7. Repurchase Agreements: The fund may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2010–2013) and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral

Wellington Fund

mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

11. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and the Barclays Capital U.S. Credit A or Better Bond Index. For the year ended November 30, 2013, the investment advisory fee represented an effective annual basic rate of 0.07% of the fund’s average net assets before a decrease of $3,074,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2013, the fund had contributed capital of $8,867,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 3.55% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Wellington Fund

The following table summarizes the market value of the fund’s investments as of November 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,369,559	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	631,461	—
Corporate Bonds	—	17,457,064	—
Sovereign Bonds	—	597,971	—
Taxable Municipal Bonds	—	1,158,198	—
Common Stocks	48,615,548	3,608,579	—
Temporary Cash Investments	—	799,900	—
Futures Contracts—Assets[1]	2,555	—	—
Futures Contracts—Liabilities[1]	(24)	—	—
Swap Contracts—Assets	—	2,121	—
Total	48,618,079	29,624,853	—
1 Represents variation margin on the last day of the reporting period.

E. At November 30, 2013, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	2,555	2,121	4,676
Liabilities	(24)	—	(24)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended November 30, 2013, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	6,221	—	6,221
Swap Contracts	—	1,285	1,285
Realized Net Gain (Loss) on Derivatives	6,221	1,285	7,506

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	5,648	—	5,648
Swap Contracts	—	1,649	1,649
Change in Unrealized Appreciation (Depreciation) on Derivatives	5,648	1,649	7,297

Wellington Fund

At November 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	March 2014	(23,361)	(2,928,885)	5,796
Ultra Long U.S. Treasury Bond	March 2014	(193)	(26,851)	(148)
				5,648

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At November 30, 2013, the fund had the following open swap contracts:
Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Fee	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
CMBX.NA.AAA 6/A3[2]	5/11/63	DBAG	13,900	549	0.500	88
CMBX.NA.AAA 6/A3[2]	5/11/63	MSCS	13,205	575	0.500	136
CMBX.NA.AAA 6/A3[2]	5/11/63	UBSAG	13,010	478	0.500	46
CMBX.NA.AAA 6/A3[2]	5/11/63	GSI	13,900	587	0.500	125
CMBX.NA.AAA 6/A3[2]	5/11/63	DBAG	13,900	536	0.500	75
CMBX.NA.AAA 6/A3[2]	5/11/63	CSFBI	13,110	630	0.500	195
CMBX.NA.AAA 6/A3[2]	5/11/63	DBAG	12,950	616	0.500	186
CMBX.NA.AAA 6/A3[2]	5/11/63	DBAG	25,900	1,252	0.500	392
CMBX.NA.AAA 6/A3[2]	5/11/63	MSCS	24,970	1,187	0.500	358
CMBX.NA.AAA 6/A3[2]	5/11/63	CSFBI	26,315	1,258	0.500	384
CMBX.NA.AAA 6/A3[2]	5/11/63	MSCS	13,205	575	0.500	136
			184,365			2,121

1 CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSI—Goldman Sachs International.
MSCS—Morgan Stanley Capital Services LLC.
UBSAG—UBS AG.
2 CMBX NA—North American Commercial Mortgage-Backed Index.

Wellington Fund

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended November 30, 2013, the fund realized net foreign currency losses of $979,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $523,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $263,928,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2013, the fund had $858,376,000 of ordinary income and $2,649,232,000 of long-term capital gains available for distribution.

At November 30, 2013, the cost of investment securities for tax purposes was $59,234,140,000. Net unrealized appreciation of investment securities for tax purposes was $19,004,140,000, consisting of unrealized gains of $19,345,460,000 on securities that had risen in value since their purchase and $341,320,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended November 30, 2013, the fund purchased $18,264,819,000 of investment securities and sold $16,169,194,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $9,299,310,000 and $8,261,989,000, respectively.

Wellington Fund

H. Capital share transactions for each class of shares were:
			Year Ended November 30,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	3,551,065	98,175	3,928,943	119,032
Issued in Lieu of Cash Distributions	1,037,876	29,677	740,932	22,626
Redeemed	(7,994,557)	(218,082)	(6,296,595)	(190,990)
Net Increase (Decrease)—Investor Shares	(3,405,616)	(90,230)	(1,626,720)	(49,332)
Admiral Shares
Issued	12,106,200	191,046	8,262,787	144,837
Issued in Lieu of Cash Distributions	1,548,758	25,530	917,357	16,193
Redeemed	(4,995,407)	(78,941)	(3,810,463)	(66,592)
Net Increase (Decrease) —Admiral Shares	8,659,551	137,635	5,369,681	94,438

I. Management has determined that no material events or transactions occurred subsequent to November 30, 2013, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Wellington Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellington Fund (the “Fund”) at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2013 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 15, 2014

Special 2013 tax information (unaudited) for Vanguard Wellington Fund

This information for the fiscal year ended November 30, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $900,323,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $1,174,234,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 42.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellington Fund Investor Shares

Periods Ended November 30, 2013

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	18.85%	14.19%	8.46%
Returns After Taxes on Distributions	17.67	13.26	7.34
Returns After Taxes on Distributions and Sale of Fund Shares	11.33	11.16	6.63

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period. "

Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellington Fund	5/31/2013	11/30/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,070.15	$1.35
Admiral Shares	1,000.00	1,070.29	0.93
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.76	$1.32
Admiral Shares	1,000.00	1,024.17	0.91

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.26% for Investor Shares and 0.18% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Wellington Fund has renewed the fund’s investment advisory arrangement and approved an amended investment advisory agreement with Wellington Management Company, LLP (Wellington Management), effective December 1, 2013. The amended agreement contains a new base fee schedule, including revised breakpoints; however, other terms of the existing agreement have not changed. The board determined that renewing the fund’s advisory arrangement and amending the fee schedule was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The firm has advised the fund since its inception in 1929. The board also noted that the senior portfolio managers of the fund each have over two decades of investment industry experience. The firm and the fund’s management team have depth and stability. The managers are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. The board noted that the new fee arrangement would help Wellington Management to continue to attract and retain top investment talent, and thereby support enhanced organizational depth and stability, which would benefit the fund and its shareholders.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Bond Index through February 29, 2000; 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U.S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services) and
Packard Co. (electronic computer manufacturing),	of Oxfam America; Director of SKF AB (industrial

machinery), Hyster-Yale Materials Handling, Inc.	Executive Officers
(forklift trucks), and the Lumina Foundation for
Education; Member of the Advisory Council for the	Glenn Booraem
College of Arts and Letters and of the Advisory Board	Born 1967. Controller Since July 2010. Principal
to the Kellogg Institute for International Studies, both	Occupation(s) During the Past Five Years: Principal
at the University of Notre Dame.	of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Mark Loughridge	Group; Assistant Controller of each of the investment
Born 1953. Trustee Since March 2012. Principal	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer at IBM (information	Thomas J. Higgins
technology services); Fiduciary Member of IBM’s	Born 1957. Chief Financial Officer Since September
Retirement Plan Committee.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Director of TIFF Advisory Services, Inc. (investment	Occupation(s) During the Past Five Years: Principal of
advisor); Member of the Investment Advisory	The Vanguard Group, Inc.; Treasurer of each of the
Committees of the Financial Industry Regulatory	investment companies served by The Vanguard
Authority (FINRA) and of Major League Baseball.	Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Heidi Stam
Occupation(s) During the Past Five Years: George	Born 1956. Secretary Since July 2005. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Managing
Business School (retired 2011); Chief Investment	Director of The Vanguard Group, Inc.; General Counsel
Officer and Managing Partner of HighVista Strategies	of The Vanguard Group; Secretary of The Vanguard
LLC (private investment firm); Director of Rand	Group and of each of the investment companies
Merchant Bank; Overseer of the Museum of Fine	served by The Vanguard Group; Director and Senior
Arts Boston.	Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Mortimer J. Buckley	Chris D. McIsaac
President, and Chief Executive Officer of NACCO	Kathleen C. Gubanich	Michael S. Miller
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Paul A. Heller	James M. Norris
Materials Handling, Inc. (forklift trucks); Director of	Martha G. King	Glenn W. Reed
the National Association of Manufacturers; Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q210 012014

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2013: $33,000
Fiscal Year Ended November 30, 2012: $33,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2013: $5,714,113
Fiscal Year Ended November 30, 2012: $4,809,780

Includes fees billed in connection with audits of the Registrant and other registered investment companies in the Vanguard complex. Also includes fees billed in connection with audits of The Vanguard Group, Inc. and Vanguard Marketing Corporation for Fiscal Year Ended November 30, 2013.

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2013: $1,552,950
Fiscal Year Ended November 30, 2012: $1,812,565

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended November 30, 2013: $110,000
Fiscal Year Ended November 30, 2012: $490,518

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation. Also includes fees billed in connection with certain tax services related to audits of the Registrant and other registered investment companies in the Vanguard complex for Fiscal Year Ended November 30, 2012.

(d) All Other Fees.

Fiscal Year Ended November 30, 2013: $132,000
Fiscal Year Ended November 30, 2012: $16,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2013: $242,000
Fiscal Year Ended November 30, 2012: $506,518

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2013

		Market
		Value
	Shares	($000)
Common Stocks (65.9%)
Consumer Discretionary (5.5%)
Comcast Corp. Class A	23,059,160	1,149,960
Time Warner Inc.	11,666,810	766,626
Ford Motor Co.	38,588,880	659,098
Lowe's Cos. Inc.	13,637,020	647,486
Walt Disney Co.	6,640,746	468,438
Volkswagen AG Prior Pfd.	1,575,500	417,489
Target Corp.	3,853,590	246,360
		4,355,457
Consumer Staples (5.4%)
CVS Caremark Corp.	12,664,140	847,991
Procter & Gamble Co.	7,449,265	627,377
Philip Morris International Inc.	5,999,300	513,180
Unilever NV	11,199,000	439,673
Wal-Mart Stores Inc.	5,258,300	425,975
Kraft Foods Group Inc.	6,794,200	360,908
Walgreen Co.	5,271,430	312,068
Diageo plc	9,606,361	306,043
Archer-Daniels-Midland Co.	4,194,900	168,845
Anheuser-Busch InBev NV ADR	1,403,000	143,260
Mondelez International Inc. Class A	3,077,000	103,172
Diageo plc ADR	292,300	37,318
		4,285,810
Energy (7.1%)
Exxon Mobil Corp.	14,055,384	1,313,897
Chevron Corp.	8,323,220	1,019,095
BP plc ADR	16,882,610	793,651
Anadarko Petroleum Corp.	7,718,910	685,594
BG Group plc	22,198,607	452,768
Schlumberger Ltd.	3,780,390	334,262
Phillips 66	4,452,481	309,937
Suncor Energy Inc.	8,320,420	288,552
Occidental Petroleum Corp.	2,373,310	225,370
Halliburton Co.	3,694,250	194,613
		5,617,739
Financials (13.6%)
Wells Fargo & Co.	38,971,017	1,715,504
JPMorgan Chase & Co.	23,549,396	1,347,496
ACE Ltd.	9,602,460	986,941
Prudential Financial Inc.	10,734,120	952,761
PNC Financial Services Group Inc.	9,691,400	745,753
BlackRock Inc.	2,120,040	641,842
Citigroup Inc.	10,092,510	534,096
US Bancorp	9,868,800	387,054
Bank of America Corp.	23,040,500	364,501
Marsh & McLennan Cos. Inc.	7,559,100	358,679
Mitsubishi UFJ Financial Group Inc.	48,325,000	312,108
MetLife Inc.	5,783,285	301,830
HSBC Holdings plc ADR	5,179,500	290,570
Standard Chartered plc	11,457,321	270,999
UBS AG	14,141,834	268,695
Aflac Inc.	3,857,480	256,021
Morgan Stanley	7,414,800	232,083
American International Group Inc.	3,539,100	176,070
State Street Corp.	2,408,227	174,861
* Bank of Nova Scotia	2,517,300	154,990
Chubb Corp.	1,487,050	143,426
Hartford Financial Services Group Inc.	3,495,472	124,544
Vornado Realty Trust	974,400	85,679
		10,826,503
Health Care (11.6%)
Merck & Co. Inc.	27,713,952	1,380,986

1

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2013

		Market
		Value
	Shares	($000)
Johnson & Johnson	10,672,450	1,010,254
Pfizer Inc.	29,075,738	922,573
Roche Holding AG	2,888,356	805,635
Eli Lilly & Co.	14,137,500	709,985
Cardinal Health Inc.	10,836,500	700,038
Medtronic Inc.	12,018,800	688,918
AstraZeneca plc ADR	11,923,460	681,903
UnitedHealth Group Inc.	7,364,590	548,515
Bristol-Myers Squibb Co.	9,370,690	481,466
Teva Pharmaceutical Industries Ltd. ADR	10,401,700	423,973
Zoetis Inc.	9,256,196	288,330
* Gilead Sciences Inc.	2,934,900	219,560
* Celgene Corp.	1,092,400	176,718
AmerisourceBergen Corp. Class A	2,421,400	170,781
		9,209,635
Industrials (9.4%)
General Electric Co.	31,794,200	847,634
United Parcel Service Inc. Class B	7,052,170	722,001
FedEx Corp.	4,977,520	690,382
Siemens AG	4,856,830	641,071
Honeywell International Inc.	6,957,170	615,779
Raytheon Co.	5,171,830	458,638
Boeing Co.	3,312,650	444,723
United Technologies Corp.	3,985,000	441,777
Deere & Co.	4,922,460	414,668
Schneider Electric SA	4,823,181	408,114
Eaton Corp. plc	5,478,600	398,075
CSX Corp.	14,363,840	391,702
Union Pacific Corp.	1,852,460	300,173
General Dynamics Corp.	2,731,465	250,366
Emerson Electric Co.	3,540,470	237,176
Caterpillar Inc.	1,899,050	160,660
		7,422,939
Information Technology (8.6%)
Microsoft Corp.	34,323,220	1,308,744
Intel Corp.	28,718,860	684,658
International Business Machines Corp.	3,785,390	680,159
Texas Instruments Inc.	15,240,172	655,328
Apple Inc.	1,125,100	625,634
Accenture plc Class A	7,837,210	607,149
* eBay Inc.	11,883,590	600,359
Cisco Systems Inc.	22,930,170	487,266
EMC Corp.	19,040,260	454,110
Oracle Corp.	11,473,050	404,884
Automatic Data Processing Inc.	2,075,170	166,055
QUALCOMM Inc.	1,604,268	118,042
		6,792,388
Materials (1.1%)
Dow Chemical Co.	18,115,900	707,607
Goldcorp Inc.	5,826,160	130,856
		838,463
Telecommunication Services (1.5%)
Verizon Communications Inc.	24,258,590	1,203,711

Utilities (2.1%)
NextEra Energy Inc.	7,459,900	631,033
Dominion Resources Inc.	9,581,400	621,929
Exelon Corp.	10,513,964	282,931
Duke Energy Corp.	1,938,100	135,589

		1,671,482
Total Common Stocks (Cost $34,143,619)		52,224,127

2

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (6.8%)
U.S. Government Securities (3.9%)
1	United States Treasury Note/Bond	0.125%	4/30/15	351,900	351,516
	United States Treasury Note/Bond	0.250%	5/31/15	141,400	141,488
	United States Treasury Note/Bond	0.375%	6/30/15	147,150	147,494
1	United States Treasury Note/Bond	1.500%	6/30/16	506,905	521,002
	United States Treasury Note/Bond	0.875%	1/31/17	12,165	12,252
	United States Treasury Note/Bond	0.750%	10/31/17	230,000	228,096
	United States Treasury Note/Bond	1.000%	5/31/18	220,000	218,110
	United States Treasury Note/Bond	1.375%	9/30/18	950,000	952,821
	United States Treasury Note/Bond	2.750%	2/15/19	30,350	32,342
	United States Treasury Note/Bond	2.875%	5/15/43	569,275	472,498
					3,077,619
Conventional Mortgage-Backed Securities (2.7%)
2,3	Freddie Mac Gold Pool	4.500%	6/1/23–12/1/43	1,656,984	1,767,077
2,3	Freddie Mac Gold Pool	5.000%	1/1/33–12/1/43	155,174	167,839
2,3	Freddie Mac Gold Pool	5.500%	9/1/22–12/1/43	120,463	131,071
3	Ginnie Mae I Pool	4.000%	7/15/39–12/1/43	43,378	45,806
3	Ginnie Mae I Pool	5.000%	12/15/32–12/1/43	25,986	28,569
3	Ginnie Mae I Pool	7.000%	11/15/31–11/15/33	4,868	5,597
3	Ginnie Mae I Pool	8.000%	6/15/17	21	21
					2,145,980
Nonconventional Mortgage-Backed Securities (0.2%)
2,3	Fannie Mae REMICS	3.500%	4/25/31	9,730	9,490
2,3	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	18,581	19,311
2,3	Freddie Mac REMICS	3.500%	3/15/31	5,760	5,628
2,3	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	108,686	111,531

					145,960

Total U.S. Government and Agency Obligations (Cost $5,351,451)					5,369,559

Asset-Backed/Commercial Mortgage-Backed Securities (0.8%)
3	Ally Auto Receivables Trust 2010-4	1.350%	12/15/15	7,043	7,091
3	Ally Master Owner Trust Series 2011-1	2.150%	1/15/16	44,666	44,748
3	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	105,755	105,804
3	AmeriCredit Automobile Receivables Trust 2011-3	1.170%	1/8/16	3,209	3,214
3,4	Avis Budget Rental Car Funding AESOP LLC 2010-4A	2.090%	4/20/15	46,896	47,059
3,4	Avis Budget Rental Car Funding AESOP LLC 2010-5A	3.150%	3/20/17	12,000	12,402
3	Banc of America Commercial Mortgage Trust 2006-2	5.923%	5/10/45	14,695	16,111
3	Banc of America Commercial Mortgage Trust 2006-5	5.414%	9/10/47	17,671	19,265
3	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.540%	9/11/41	23,000	25,164
3	COMM 2006-C7 Mortgage Trust	5.944%	6/10/46	22,400	24,443
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	18,085	17,698
3	Credit Suisse Commercial Mortgage Trust Series 2006-
	C4	5.467%	9/15/39	13,549	14,827
3,4	First Investors Auto Owner Trust 2013-2	1.230%	3/15/19	20,485	20,543
3,5	Ford Credit Floorplan Master Owner Trust A	2.120%	2/15/16	25,390	25,475
3,4	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	4.200%	2/15/17	16,270	16,920
3	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	30,861	31,551
3,4	Hertz Vehicle Financing LLC 2011-1A	2.200%	3/25/16	36,320	36,809
3,4	Hilton USA Trust 2013-HLT	2.662%	11/5/30	45,820	45,820
3,4	HLSS Servicer Advance Receivables Backed Notes	1.495%	1/16/46	7,850	7,902
3,4	HLSS Servicer Advance Receivables Backed Notes	2.289%	1/15/48	11,385	11,268

3

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	LB-UBS Commercial Mortgage Trust 2006-C4	6.055%	6/15/38	9,976	11,007
3,5	LB-UBS Commercial Mortgage Trust 2008-C1	6.320%	4/15/41	29,465	34,124
3	Merrill Lynch Mortgage Trust 2006-C1	5.866%	5/12/39	12,660	13,634
3,4	MMAF Equipment Finance LLC 2012-A	2.570%	6/9/33	8,570	8,660
3	Morgan Stanley Capital I Trust 2005-HQ6	4.989%	8/13/42	11,699	12,290
3	Santander Drive Auto Receivables Trust 2011-1	2.350%	11/16/15	9,512	9,617
3,4	Springleaf Mortgage Loan Trust 2013-1A	2.310%	6/25/58	8,330	8,015

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $629,937)					631,461
Corporate Bonds (22.0%)
Finance (8.7%)
	Banking (6.2%)
	American Express Centurion Bank	6.000%	9/13/17	20,000	23,217
	American Express Co.	1.550%	5/22/18	62,130	61,223
	American Express Credit Corp.	2.750%	9/15/15	10,000	10,372
	American Express Credit Corp.	2.375%	3/24/17	71,985	74,736
	American Express Credit Corp.	2.125%	7/27/18	49,605	50,204
	Bank of America Corp.	6.000%	9/1/17	69,725	79,804
	Bank of America Corp.	5.750%	12/1/17	30,000	34,330
	Bank of America Corp.	5.625%	7/1/20	4,550	5,186
	Bank of America Corp.	5.875%	1/5/21	40,000	46,060
	Bank of America Corp.	3.300%	1/11/23	24,005	22,739
	Bank of America Corp.	4.100%	7/24/23	6,735	6,742
	Bank of America Corp.	5.875%	2/7/42	9,965	11,167
	Bank of America NA	5.300%	3/15/17	68,000	75,795
	Bank of America NA	6.000%	10/15/36	30,000	34,345
	Bank of Montreal	1.300%	7/15/16	34,200	34,561
	Bank of Montreal	2.500%	1/11/17	79,535	82,471
	Bank of New York Mellon Corp.	4.950%	3/15/15	58,655	61,800
	Bank of Nova Scotia	3.400%	1/22/15	82,000	84,793
	Bank of Nova Scotia	2.050%	10/30/18	64,150	64,139
	Barclays Bank plc	2.375%	1/13/14	53,000	53,120
4	Barclays Bank plc	6.050%	12/4/17	15,500	17,386
	Barclays Bank plc	5.125%	1/8/20	18,095	20,226
	Barclays Bank plc	5.140%	10/14/20	11,905	12,641
	BB&T Corp.	3.200%	3/15/16	34,000	35,777
	BB&T Corp.	4.900%	6/30/17	8,045	8,892
	BB&T Corp.	5.250%	11/1/19	8,000	9,017
	Bear Stearns Cos. LLC	6.400%	10/2/17	8,765	10,203
	Bear Stearns Cos. LLC	7.250%	2/1/18	16,385	19,748
	BNP Paribas SA	3.250%	3/3/23	12,270	11,677
	BNY Mellon NA	4.750%	12/15/14	4,750	4,944
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	56,000	57,833
	Capital One Bank USA NA	2.150%	11/21/18	45,055	45,071
	Capital One Financial Corp.	2.150%	3/23/15	27,380	27,860
	Capital One Financial Corp.	3.150%	7/15/16	10,000	10,476
	Capital One Financial Corp.	5.250%	2/21/17	3,580	3,940
	Capital One Financial Corp.	4.750%	7/15/21	18,835	20,141
	Citigroup Inc.	4.587%	12/15/15	23,975	25,672
	Citigroup Inc.	3.953%	6/15/16	41,322	44,127
	Citigroup Inc.	5.850%	8/2/16	30,000	33,542
	Citigroup Inc.	4.450%	1/10/17	35,670	38,911
	Citigroup Inc.	6.125%	11/21/17	64,960	75,547
	Citigroup Inc.	1.750%	5/1/18	25,000	24,735
	Citigroup Inc.	6.125%	5/15/18	9,500	11,097
	Citigroup Inc.	2.500%	9/26/18	18,000	18,268
	Citigroup Inc.	8.500%	5/22/19	34,000	44,176
	Citigroup Inc.	5.375%	8/9/20	32,616	36,963
	Citigroup Inc.	4.500%	1/14/22	33,920	36,010
	Citigroup Inc.	6.625%	6/15/32	45,000	49,803
	Citigroup Inc.	6.125%	8/25/36	30,000	31,548
	Citigroup Inc.	8.125%	7/15/39	8,325	11,651
	Citigroup Inc.	5.875%	1/30/42	1,290	1,444

4

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Citigroup Inc.	4.950%	11/7/43	16,000	15,692
4 Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.200%	3/11/15	52,000	53,489
4 Credit Agricole SA	3.500%	4/13/15	50,000	51,665
Credit Suisse	2.200%	1/14/14	41,000	41,093
Credit Suisse	5.500%	5/1/14	30,000	30,623
Deutsche Bank Financial LLC	5.375%	3/2/15	59,215	62,202
Goldman Sachs Group Inc.	5.350%	1/15/16	58,000	63,136
Goldman Sachs Group Inc.	5.625%	1/15/17	40,000	44,250
Goldman Sachs Group Inc.	5.950%	1/18/18	44,000	50,388
Goldman Sachs Group Inc.	6.000%	6/15/20	11,090	12,803
Goldman Sachs Group Inc.	5.250%	7/27/21	56,720	62,343
Goldman Sachs Group Inc.	5.750%	1/24/22	40,725	45,945
Goldman Sachs Group Inc.	3.625%	1/22/23	63,920	62,117
Goldman Sachs Group Inc.	6.450%	5/1/36	50,000	53,355
Goldman Sachs Group Inc.	6.750%	10/1/37	43,995	48,889
Goldman Sachs Group Inc.	6.250%	2/1/41	35,320	40,591
4 HSBC Bank plc	2.000%	1/19/14	9,820	9,835
4 HSBC Bank plc	3.500%	6/28/15	17,937	18,754
4 HSBC Bank plc	4.750%	1/19/21	62,040	67,971
HSBC Bank USA NA	4.625%	4/1/14	19,710	19,987
HSBC Holdings plc	4.000%	3/30/22	72,455	74,597
HSBC Holdings plc	6.500%	5/2/36	25,000	29,658
HSBC Holdings plc	6.100%	1/14/42	40,665	49,036
HSBC USA Inc.	1.625%	1/16/18	39,500	39,286
HSBC USA Inc.	2.625%	9/24/18	20,000	20,605
4 ING Bank NV	3.750%	3/7/17	23,000	24,403
JPMorgan Chase & Co.	5.125%	9/15/14	14,550	15,061
JPMorgan Chase & Co.	5.250%	5/1/15	40,000	42,340
JPMorgan Chase & Co.	6.000%	1/15/18	57,000	66,101
JPMorgan Chase & Co.	6.300%	4/23/19	10,340	12,267
JPMorgan Chase & Co.	4.950%	3/25/20	55,000	61,199
JPMorgan Chase & Co.	4.350%	8/15/21	41,386	43,952
JPMorgan Chase & Co.	4.500%	1/24/22	44,780	47,385
JPMorgan Chase & Co.	3.250%	9/23/22	18,645	17,794
JPMorgan Chase & Co.	3.375%	5/1/23	5,785	5,384
JPMorgan Chase & Co.	5.600%	7/15/41	96,000	105,093
JPMorgan Chase & Co.	5.400%	1/6/42	18,035	19,157
JPMorgan Chase & Co.	5.625%	8/16/43	16,100	16,402
Mellon Funding Corp.	5.000%	12/1/14	30,000	31,296
Merrill Lynch & Co. Inc.	6.050%	5/16/16	70,000	77,240
Merrill Lynch & Co. Inc.	6.400%	8/28/17	23,000	26,719
Merrill Lynch & Co. Inc.	6.875%	4/25/18	40,000	47,708
Morgan Stanley	7.070%	2/10/14	17,500	17,637
Morgan Stanley	4.750%	4/1/14	70,000	70,938
Morgan Stanley	6.000%	5/13/14	7,835	8,022
Morgan Stanley	6.000%	4/28/15	44,000	47,003
Morgan Stanley	3.800%	4/29/16	9,470	10,014
Morgan Stanley	5.450%	1/9/17	70,000	77,993
Morgan Stanley	2.125%	4/25/18	52,125	51,935
Morgan Stanley	5.625%	9/23/19	24,355	27,900
Morgan Stanley	5.750%	1/25/21	79,825	90,996
Morgan Stanley	6.250%	8/9/26	20,000	23,046
National City Corp.	6.875%	5/15/19	13,950	16,770
4 Nordea Bank AB	2.125%	1/14/14	39,500	39,583
4 Nordea Bank AB	3.700%	11/13/14	22,880	23,589
Northern Trust Corp.	3.450%	11/4/20	9,000	9,391
PNC Bank NA	4.875%	9/21/17	50,000	55,535
PNC Bank NA	4.200%	11/1/25	16,650	16,547
3 PNC Financial Services Group Inc.	4.459%	5/29/49	19,193	19,193
4 Standard Chartered plc	3.850%	4/27/15	14,990	15,587
State Street Corp.	5.375%	4/30/17	76,315	86,334
4 Svenska Handelsbanken AB	4.875%	6/10/14	56,000	57,270
Svenska Handelsbanken AB	2.875%	4/4/17	40,000	41,898
UBS AG	3.875%	1/15/15	29,052	30,115

5

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
UBS AG	5.875%	7/15/16	50,000	55,585
UBS AG	4.875%	8/4/20	8,000	8,938
US Bancorp	2.875%	11/20/14	32,000	32,795
US Bancorp	1.650%	5/15/17	32,000	32,374
US Bank NA	6.300%	2/4/14	30,000	30,299
Wells Fargo & Co.	3.750%	10/1/14	28,000	28,768
Wells Fargo & Co.	3.625%	4/15/15	2,200	2,292
Wells Fargo & Co.	3.676%	6/15/16	19,000	20,321
Wells Fargo & Co.	2.625%	12/15/16	53,000	55,499
Wells Fargo & Co.	5.625%	12/11/17	31,150	36,088
Wells Fargo & Co.	2.150%	1/15/19	91,150	91,846
Wells Fargo & Co.	3.500%	3/8/22	72,215	72,800
Wells Fargo & Co.	3.450%	2/13/23	35,620	33,635
Wells Fargo & Co.	4.480%	1/16/24	46,156	45,835
4 Wells Fargo & Co.	5.606%	1/15/44	68,281	68,933
Brokerage (0.0%)
Ameriprise Financial Inc.	5.300%	3/15/20	11,590	13,193

Finance Companies (0.6%)
General Electric Capital Corp.	4.625%	1/7/21	78,930	86,768
General Electric Capital Corp.	5.300%	2/11/21	30,850	34,378
General Electric Capital Corp.	3.150%	9/7/22	119,030	115,589
General Electric Capital Corp.	3.100%	1/9/23	19,460	18,570
General Electric Capital Corp.	6.750%	3/15/32	30,000	37,040
General Electric Capital Corp.	6.150%	8/7/37	46,100	53,578
General Electric Capital Corp.	5.875%	1/14/38	66,921	75,620
General Electric Capital Corp.	6.875%	1/10/39	25,440	32,235
Insurance (1.6%)
ACE Capital Trust II	9.700%	4/1/30	20,000	28,575
ACE INA Holdings Inc.	2.600%	11/23/15	11,000	11,392
ACE INA Holdings Inc.	5.800%	3/15/18	40,360	46,778
Aetna Inc.	1.750%	5/15/17	2,636	2,660
Aetna Inc.	6.500%	9/15/18	11,460	13,683
Allstate Corp.	5.000%	8/15/14	10,000	10,314
3 Allstate Corp.	6.125%	5/15/67	30,000	31,200
3 Allstate Corp.	6.500%	5/15/67	20,000	20,900
American International Group Inc.	4.125%	2/15/24	18,450	18,647
Chubb Corp.	6.000%	5/11/37	50,000	59,128
4 Farmers Exchange Capital	7.050%	7/15/28	25,000	29,990
4 Five Corners Funding Trust	4.419%	11/15/23	42,330	42,576
Hartford Financial Services Group Inc.	4.750%	3/1/14	15,000	15,139
4 Jackson National Life Insurance Co.	8.150%	3/15/27	39,480	47,184
4 Liberty Mutual Group Inc.	4.250%	6/15/23	14,330	14,113
4 Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	37,348
Loews Corp.	2.625%	5/15/23	21,720	19,716
4 MassMutual Global Funding II	2.875%	4/21/14	11,390	11,499
4 MassMutual Global Funding II	2.100%	8/2/18	46,890	47,134
MetLife Inc.	4.125%	8/13/42	5,565	4,915
MetLife Inc.	4.875%	11/13/43	31,425	30,983
4 Metropolitan Life Global Funding I	5.125%	6/10/14	8,000	8,186
4 Metropolitan Life Global Funding I	1.500%	1/10/18	50,360	49,721
4 Metropolitan Life Global Funding I	1.875%	6/22/18	12,690	12,604
4 Metropolitan Life Insurance Co.	7.700%	11/1/15	51,000	56,238
4 New York Life Global Funding	1.650%	5/15/17	44,000	44,321
4 New York Life Insurance Co.	5.875%	5/15/33	55,395	60,537
Prudential Financial Inc.	4.750%	4/1/14	28,700	29,098
Prudential Financial Inc.	5.100%	9/20/14	10,000	10,357
Prudential Financial Inc.	3.000%	5/12/16	11,995	12,577
Prudential Financial Inc.	2.300%	8/15/18	24,545	24,860
Prudential Financial Inc.	4.500%	11/15/20	34,365	37,292
4 QBE Insurance Group Ltd.	2.400%	5/1/18	9,160	8,956
Torchmark Corp.	7.875%	5/15/23	45,000	57,114
Travelers Cos. Inc.	5.800%	5/15/18	32,500	37,938

6

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
UnitedHealth Group Inc.	6.000%	6/15/17	9,500	10,992
UnitedHealth Group Inc.	6.000%	2/15/18	26,300	30,824
UnitedHealth Group Inc.	3.875%	10/15/20	27,960	29,687
UnitedHealth Group Inc.	2.875%	3/15/22	4,696	4,517
UnitedHealth Group Inc.	2.875%	3/15/23	16,000	15,072
UnitedHealth Group Inc.	4.250%	3/15/43	67,400	60,374
WellPoint Inc.	2.300%	7/15/18	15,110	15,148
WellPoint Inc.	4.350%	8/15/20	10,000	10,647
WellPoint Inc.	3.125%	5/15/22	53,740	50,854
WellPoint Inc.	3.300%	1/15/23	42,468	40,164
Real Estate Investment Trusts (0.3%)
AvalonBay Communities Inc.	3.625%	10/1/20	20,780	21,322
Duke Realty LP	6.500%	1/15/18	8,755	10,111
HCP Inc.	3.750%	2/1/16	7,950	8,370
Realty Income Corp.	6.750%	8/15/19	21,075	25,109
Realty Income Corp.	4.650%	8/1/23	25,010	25,523
Simon Property Group LP	5.100%	6/15/15	50,000	53,419
Simon Property Group LP	6.100%	5/1/16	49,050	54,539
4 WEA Finance LLC	7.125%	4/15/18	34,000	40,722
				6,865,283
Industrial (11.4%)
Basic Industry (0.3%)
BHP Billiton Finance USA Ltd.	7.250%	3/1/16	15,000	17,109
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	45,970	46,357
EI du Pont de Nemours & Co.	2.750%	4/1/16	54,000	56,663
Rio Tinto Alcan Inc.	7.250%	3/15/31	21,273	26,243
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	37,000	44,190
Rio Tinto Finance USA plc	2.000%	3/22/17	8,095	8,219
Rio Tinto Finance USA plc	2.250%	12/14/18	50,200	50,451
Rio Tinto Finance USA plc	3.500%	3/22/22	17,000	16,644
3 Rohm and Haas Holdings Ltd.	9.800%	4/15/20	4,875	5,859
Capital Goods (0.8%)
3M Co.	6.375%	2/15/28	24,990	31,227
Boeing Co.	8.625%	11/15/31	9,460	13,483
Caterpillar Financial Services Corp.	1.625%	6/1/17	25,220	25,462
Caterpillar Financial Services Corp.	2.625%	3/1/23	63,500	58,496
Caterpillar Inc.	3.900%	5/27/21	51,914	54,539
Caterpillar Inc.	2.600%	6/26/22	11,345	10,662
Caterpillar Inc.	3.803%	8/15/42	13,960	11,754
Deere & Co.	7.125%	3/3/31	17,500	22,462
General Dynamics Corp.	3.875%	7/15/21	14,925	15,615
General Electric Co.	5.250%	12/6/17	11,685	13,391
General Electric Co.	2.700%	10/9/22	29,000	27,553
General Electric Co.	4.125%	10/9/42	8,735	8,003
Honeywell International Inc.	4.250%	3/1/21	40,681	44,198
John Deere Capital Corp.	2.250%	4/17/19	28,125	28,449
John Deere Capital Corp.	1.700%	1/15/20	21,935	20,767
4 Siemens Financieringsmaatschappij NV	5.750%	10/17/16	89,650	101,609
United Technologies Corp.	1.800%	6/1/17	21,785	22,236
United Technologies Corp.	3.100%	6/1/22	7,010	6,914
United Technologies Corp.	7.500%	9/15/29	19,230	25,603
United Technologies Corp.	6.050%	6/1/36	20,325	23,903
United Technologies Corp.	6.125%	7/15/38	45,000	53,806
Communication (2.4%)
21st Century Fox America Inc.	4.500%	2/15/21	14,500	15,658
21st Century Fox America Inc.	3.000%	9/15/22	11,891	11,257
4 21st Century Fox America Inc.	4.000%	10/1/23	4,505	4,510
21st Century Fox America Inc.	6.150%	2/15/41	33,265	36,667
America Movil SAB de CV	3.125%	7/16/22	84,600	78,923
America Movil SAB de CV	4.375%	7/16/42	20,430	17,104
4 American Tower Trust I	1.551%	3/15/18	14,885	14,625
4 American Tower Trust I	3.070%	3/15/23	18,175	17,073

7

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	5.100%	9/15/14	30,160	31,233
AT&T Inc.	2.950%	5/15/16	23,655	24,720
AT&T Inc.	1.600%	2/15/17	38,000	38,234
AT&T Inc.	1.400%	12/1/17	24,000	23,621
AT&T Inc.	5.600%	5/15/18	44,000	50,967
AT&T Inc.	4.450%	5/15/21	10,000	10,500
AT&T Inc.	6.450%	6/15/34	73,115	81,158
AT&T Inc.	6.800%	5/15/36	11,305	12,766
AT&T Inc.	6.500%	9/1/37	9,675	10,693
AT&T Inc.	6.550%	2/15/39	15,265	16,975
BellSouth Corp.	5.200%	9/15/14	20,000	20,711
BellSouth Corp.	6.550%	6/15/34	32,225	34,917
CBS Corp.	4.300%	2/15/21	27,830	28,793
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	21,000	27,007
Comcast Corp.	5.700%	5/15/18	20,000	23,178
Comcast Corp.	2.850%	1/15/23	9,760	9,147
Comcast Corp.	4.250%	1/15/33	42,890	39,576
Comcast Corp.	5.650%	6/15/35	4,725	5,084
Comcast Corp.	6.500%	11/15/35	4,720	5,412
Comcast Corp.	6.400%	5/15/38	4,320	4,957
Comcast Corp.	4.650%	7/15/42	37,485	34,349
Comcast Corp.	4.500%	1/15/43	22,000	19,991
4 COX Communications Inc.	4.700%	12/15/42	5,775	4,841
4 COX Communications Inc.	4.500%	6/30/43	33,530	27,335
4 Deutsche Telekom International Finance BV	2.250%	3/6/17	15,785	16,133
4 Deutsche Telekom International Finance BV	4.875%	3/6/42	27,715	26,495
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	7,665	7,991
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.500%	3/1/16	31,150	32,779
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	18,320	18,031
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	20,000	21,543
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	5,000	5,127
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	10,000	9,694
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	27,190	27,573
Discovery Communications LLC	5.625%	8/15/19	10,635	12,241
Discovery Communications LLC	5.050%	6/1/20	8,365	9,278
Discovery Communications LLC	3.250%	4/1/23	5,440	5,126
Discovery Communications LLC	4.950%	5/15/42	4,175	3,923
Discovery Communications LLC	4.875%	4/1/43	7,615	7,108
Grupo Televisa SAB	6.625%	1/15/40	25,090	27,167
4 NBCUniversal Enterprise Inc.	1.662%	4/15/18	56,135	55,805
4 NBCUniversal Enterprise Inc.	1.974%	4/15/19	100,115	98,663
NBCUniversal Media LLC	4.375%	4/1/21	23,900	25,613
Orange SA	4.125%	9/14/21	60,990	62,285
4 SBA Tower Trust	2.933%	12/15/17	33,310	33,456
Time Warner Cable Inc.	5.850%	5/1/17	34,980	38,577
Time Warner Cable Inc.	5.875%	11/15/40	21,600	18,405
Time Warner Cable Inc.	5.500%	9/1/41	18,000	14,498
Time Warner Cable Inc.	4.500%	9/15/42	28,800	21,148
Verizon Communications Inc.	5.500%	4/1/17	25,000	28,142
Verizon Communications Inc.	4.500%	9/15/20	95,525	102,277
Verizon Communications Inc.	3.500%	11/1/21	5,495	5,433
Verizon Communications Inc.	7.750%	12/1/30	56,410	70,627
Verizon Communications Inc.	6.400%	9/15/33	79,665	88,588
Verizon Communications Inc.	5.850%	9/15/35	49,525	51,991
Verizon Communications Inc.	6.900%	4/15/38	9,710	11,254
Verizon Communications Inc.	4.750%	11/1/41	11,880	10,780
Verizon Communications Inc.	6.550%	9/15/43	76,180	86,697
Vodafone Group plc	5.000%	12/16/13	10,000	10,015
Vodafone Group plc	2.500%	9/26/22	41,355	36,825
Consumer Cyclical (2.0%)
Amazon.com Inc.	2.500%	11/29/22	34,760	31,630
4 American Honda Finance Corp.	1.500%	9/11/17	18,760	18,697
4 American Honda Finance Corp.	1.600%	2/16/18	30,845	30,519

8

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Honda Finance Corp.	2.125%	10/10/18	45,655	46,039
AutoZone Inc.	3.700%	4/15/22	46,136	45,203
AutoZone Inc.	3.125%	7/15/23	33,000	30,472
CVS Caremark Corp.	4.875%	9/15/14	25,200	26,064
CVS Caremark Corp.	5.750%	6/1/17	12,753	14,594
CVS Caremark Corp.	2.750%	12/1/22	50,000	46,336
4 Daimler Finance North America LLC	2.375%	8/1/18	35,000	35,343
4 Daimler Finance North America LLC	2.250%	7/31/19	69,485	68,307
Daimler Finance North America LLC	8.500%	1/18/31	33,000	47,905
eBay Inc.	1.350%	7/15/17	12,580	12,614
eBay Inc.	2.600%	7/15/22	20,130	18,698
Ford Motor Credit Co. LLC	1.500%	1/17/17	33,780	33,773
Home Depot Inc.	2.250%	9/10/18	39,555	40,360
Home Depot Inc.	3.950%	9/15/20	16,000	17,204
Home Depot Inc.	2.700%	4/1/23	31,170	29,090
4 Hyundai Capital America	1.625%	10/2/15	14,955	14,987
Johnson Controls Inc.	7.125%	7/15/17	36,300	43,002
Lowe's Cos. Inc.	6.875%	2/15/28	5,790	7,223
Lowe's Cos. Inc.	6.500%	3/15/29	39,900	47,107
Lowe's Cos. Inc.	5.500%	10/15/35	20,000	21,249
Lowe's Cos. Inc.	6.650%	9/15/37	25,905	31,539
McDonald's Corp.	1.875%	5/29/19	16,685	16,584
McDonald's Corp.	2.625%	1/15/22	7,805	7,499
4 Nissan Motor Acceptance Corp.	1.950%	9/12/17	44,895	44,939
4 Nissan Motor Acceptance Corp.	1.800%	3/15/18	46,400	45,884
4 Nissan Motor Acceptance Corp.	2.650%	9/26/18	24,990	25,360
PACCAR Financial Corp.	1.600%	3/15/17	39,311	39,622
Target Corp.	5.875%	7/15/16	20,000	22,704
Target Corp.	2.900%	1/15/22	27,000	26,206
Time Warner Cos. Inc.	7.570%	2/1/24	20,000	24,782
Time Warner Cos. Inc.	6.950%	1/15/28	20,000	24,172
Time Warner Inc.	4.875%	3/15/20	14,000	15,411
Time Warner Inc.	4.750%	3/29/21	8,000	8,610
Toyota Motor Credit Corp.	2.800%	1/11/16	42,517	44,423
Toyota Motor Credit Corp.	1.750%	5/22/17	47,000	47,567
Toyota Motor Credit Corp.	1.250%	10/5/17	35,945	35,701
Viacom Inc.	6.125%	10/5/17	7,500	8,633
Viacom Inc.	3.250%	3/15/23	19,020	17,801
Viacom Inc.	4.875%	6/15/43	25,080	22,683
4 Volkswagen International Finance NV	1.625%	3/22/15	83,250	84,218
Wal-Mart Stores Inc.	3.250%	10/25/20	25,754	26,547
Wal-Mart Stores Inc.	4.250%	4/15/21	29,000	31,586
Wal-Mart Stores Inc.	2.550%	4/11/23	69,450	64,402
Wal-Mart Stores Inc.	5.625%	4/15/41	112,595	127,670
Walt Disney Co.	5.625%	9/15/16	30,000	33,999
Consumer Noncyclical (3.7%)
AbbVie Inc.	1.750%	11/6/17	31,160	31,370
AbbVie Inc.	2.000%	11/6/18	37,390	37,368
Altria Group Inc.	4.750%	5/5/21	23,376	25,118
Altria Group Inc.	2.850%	8/9/22	31,700	29,254
Altria Group Inc.	4.500%	5/2/43	52,500	46,093
AmerisourceBergen Corp.	3.500%	11/15/21	12,320	12,314
Amgen Inc.	2.300%	6/15/16	25,340	26,219
Amgen Inc.	3.875%	11/15/21	33,315	34,160
Amgen Inc.	5.150%	11/15/41	61,000	59,884
Anheuser-Busch Cos. LLC	5.000%	3/1/19	15,000	16,987
Anheuser-Busch Cos. LLC	6.500%	1/1/28	19,550	23,534
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	12,830	14,778
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	36,000	38,948
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	133,296	123,301
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	4,720	4,054
3 Ascension Health Alliance	4.847%	11/15/53	44,750	43,403
AstraZeneca plc	1.950%	9/18/19	43,465	42,832

9

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AstraZeneca plc	6.450%	9/15/37	23,385	28,196
4 BAT International Finance plc	3.250%	6/7/22	58,280	57,063
Baxter International Inc.	5.900%	9/1/16	12,498	14,186
Bristol-Myers Squibb Co.	3.250%	11/1/23	40,790	39,521
Cardinal Health Inc.	1.700%	3/15/18	2,585	2,554
Cardinal Health Inc.	3.200%	3/15/23	13,035	12,256
4 Cargill Inc.	6.000%	11/27/17	25,000	29,024
4 Cargill Inc.	4.307%	5/14/21	60,532	64,048
4 Cargill Inc.	6.875%	5/1/28	19,355	22,750
4 Cargill Inc.	6.125%	4/19/34	28,980	31,761
Catholic Health Initiatives	2.600%	8/1/18	9,745	9,868
Catholic Health Initiatives Colorado GO	1.600%	11/1/17	2,140	2,099
3 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	40,735	36,072
Coca-Cola Co.	5.350%	11/15/17	85,000	98,018
Coca-Cola Co.	3.300%	9/1/21	10,075	10,257
Coca-Cola Enterprises Inc.	3.500%	9/15/20	9,900	10,076
Coca-Cola Enterprises Inc.	4.500%	9/1/21	8,430	8,923
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	30,936	30,934
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	34,200	33,940
Coca-Cola HBC Finance BV	5.500%	9/17/15	17,440	18,676
Colgate-Palmolive Co.	7.600%	5/19/25	13,920	18,664
ConAgra Foods Inc.	1.900%	1/25/18	9,090	9,042
ConAgra Foods Inc.	3.200%	1/25/23	7,690	7,163
Diageo Capital plc	2.625%	4/29/23	48,310	44,411
Diageo Investment Corp.	2.875%	5/11/22	26,991	25,928
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	7,850	7,514
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	7,905	7,258
Express Scripts Holding Co.	2.650%	2/15/17	43,711	45,340
Express Scripts Holding Co.	4.750%	11/15/21	23,400	24,951
5 General Mills Inc.	6.390%	2/5/23	50,000	58,200
General Mills Inc.	4.150%	2/15/43	20,280	18,174
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	36,160	34,066
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	49,102
GlaxoSmithKline Capital plc	1.500%	5/8/17	36,755	37,146
GlaxoSmithKline Capital plc	2.850%	5/8/22	28,930	27,759
4 Heineken NV	1.400%	10/1/17	8,150	8,083
4 Heineken NV	2.750%	4/1/23	25,450	23,205
4 Heineken NV	4.000%	10/1/42	1,390	1,176
Hershey Co.	4.850%	8/15/15	9,620	10,314
4 Japan Tobacco Inc.	2.100%	7/23/18	22,200	22,404
Johnson & Johnson	5.150%	7/15/18	14,800	17,155
Kaiser Foundation Hospitals	3.500%	4/1/22	11,731	11,395
Kaiser Foundation Hospitals	4.875%	4/1/42	13,205	12,655
Kellogg Co.	4.000%	12/15/20	57,000	59,864
Kraft Foods Group Inc.	2.250%	6/5/17	11,390	11,664
Kraft Foods Group Inc.	3.500%	6/6/22	40,490	39,769
Kraft Foods Group Inc.	5.000%	6/4/42	12,505	12,216
Kroger Co.	3.850%	8/1/23	10,770	10,593
McKesson Corp.	3.250%	3/1/16	6,650	6,981
McKesson Corp.	2.700%	12/15/22	7,710	7,036
McKesson Corp.	2.850%	3/15/23	7,620	7,009
Medtronic Inc.	4.750%	9/15/15	20,000	21,525
Medtronic Inc.	1.375%	4/1/18	13,520	13,370
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	11,055	9,235
Merck & Co. Inc.	1.300%	5/18/18	33,670	33,177
Merck & Co. Inc.	2.800%	5/18/23	54,775	51,641
Merck & Co. Inc.	6.550%	9/15/37	10,000	12,538
Merck & Co. Inc.	4.150%	5/18/43	22,090	20,210
Molson Coors Brewing Co.	2.000%	5/1/17	1,180	1,197
Molson Coors Brewing Co.	3.500%	5/1/22	16,525	16,386
Molson Coors Brewing Co.	5.000%	5/1/42	14,965	14,554
Mondelez International Inc.	5.375%	2/10/20	43,800	49,507
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,950	1,957
Pepsi Bottling Group Inc.	7.000%	3/1/29	10,000	12,651

10

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PepsiCo Inc.	3.100%	1/15/15	38,800	39,921
PepsiCo Inc.	2.750%	3/1/23	45,000	41,791
PepsiCo Inc.	4.000%	3/5/42	51,391	44,881
Pfizer Inc.	3.000%	6/15/23	70,000	66,875
Philip Morris International Inc.	4.500%	3/26/20	8,250	9,023
Philip Morris International Inc.	4.125%	5/17/21	43,025	45,218
Philip Morris International Inc.	2.500%	8/22/22	21,645	19,852
Philip Morris International Inc.	2.625%	3/6/23	46,850	42,841
3 Procter & Gamble - Esop	9.360%	1/1/21	40,912	51,946
4 Roche Holdings Inc.	6.000%	3/1/19	12,984	15,461
4 SABMiller Holdings Inc.	2.450%	1/15/17	11,400	11,819
4 SABMiller Holdings Inc.	3.750%	1/15/22	2,390	2,419
4 SABMiller Holdings Inc.	4.950%	1/15/42	4,100	4,096
4 SABMiller plc	6.500%	7/1/16	50,000	56,535
Sanofi	4.000%	3/29/21	44,090	46,650
St. Jude Medical Inc.	2.500%	1/15/16	24,840	25,607
4 Tesco plc	5.500%	11/15/17	50,000	56,040
Thermo Fisher Scientific Inc.	3.250%	11/20/14	9,385	9,604
Thermo Fisher Scientific Inc.	3.200%	5/1/15	10,355	10,687
Thermo Fisher Scientific Inc.	3.200%	3/1/16	11,405	11,921
Thermo Fisher Scientific Inc.	1.850%	1/15/18	20,495	20,380
Unilever Capital Corp.	4.250%	2/10/21	95,235	103,089
Wyeth LLC	5.950%	4/1/37	25,000	29,257
Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	36,145
Zoetis Inc.	3.250%	2/1/23	3,475	3,273
Zoetis Inc.	4.700%	2/1/43	4,170	3,867
Energy (1.1%)
Apache Finance Canada Corp.	7.750%	12/15/29	19,910	25,962
4 BG Energy Capital plc	4.000%	10/15/21	9,700	10,006
BP Capital Markets plc	3.125%	10/1/15	16,000	16,770
BP Capital Markets plc	3.200%	3/11/16	33,000	34,777
BP Capital Markets plc	1.846%	5/5/17	25,000	25,453
BP Capital Markets plc	4.750%	3/10/19	27,215	30,731
BP Capital Markets plc	4.500%	10/1/20	16,000	17,433
BP Capital Markets plc	3.245%	5/6/22	35,000	34,288
BP Capital Markets plc	2.500%	11/6/22	22,000	20,236
BP Capital Markets plc	3.994%	9/26/23	7,550	7,708
Chevron Corp.	3.191%	6/24/23	49,470	48,173
ConocoPhillips	5.200%	5/15/18	80,000	91,676
EOG Resources Inc.	5.625%	6/1/19	16,100	18,863
Halliburton Co.	3.500%	8/1/23	70,500	69,326
4 Motiva Enterprises LLC	5.750%	1/15/20	5,065	5,854
Occidental Petroleum Corp.	4.100%	2/1/21	39,240	41,569
Occidental Petroleum Corp.	2.700%	2/15/23	21,000	19,443
4 Schlumberger Investment SA	2.400%	8/1/22	23,925	22,081
Schlumberger Investment SA	3.650%	12/1/23	44,520	44,682
Shell International Finance BV	3.250%	9/22/15	29,575	31,044
Shell International Finance BV	4.375%	3/25/20	38,000	41,723
Shell International Finance BV	2.250%	1/6/23	34,000	30,774
Suncor Energy Inc.	5.950%	12/1/34	20,700	22,542
Total Capital International SA	1.550%	6/28/17	44,415	44,890
Total Capital International SA	2.700%	1/25/23	33,630	31,349
Total Capital SA	2.125%	8/10/18	42,000	42,720
Other Industrial (0.0%)
4 Hutchison Whampoa International 11 Ltd.	3.500%	1/13/17	6,145	6,461
3 Johns Hopkins University Maryland GO	4.083%	7/1/53	26,970	23,596
Technology (0.6%)
Apple Inc.	2.400%	5/3/23	48,685	44,104
Apple Inc.	3.850%	5/4/43	17,000	14,197
Cisco Systems Inc.	4.450%	1/15/20	40,000	43,928
EMC Corp.	1.875%	6/1/18	20,000	20,037
EMC Corp.	2.650%	6/1/20	20,000	19,722
EMC Corp.	3.375%	6/1/23	20,000	19,552

11

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Hewlett-Packard Co.	3.750%	12/1/20	71,300	71,316
Hewlett-Packard Co.	4.300%	6/1/21	26,000	26,422
International Business Machines Corp.	2.000%	1/5/16	40,400	41,596
International Business Machines Corp.	1.950%	7/22/16	23,211	23,973
International Business Machines Corp.	1.250%	2/6/17	10,075	10,137
International Business Machines Corp.	8.375%	11/1/19	25,000	33,276
International Business Machines Corp.	3.375%	8/1/23	70,925	69,538
International Business Machines Corp.	5.875%	11/29/32	25,000	29,337
Microsoft Corp.	4.000%	2/8/21	16,000	17,169
Oracle Corp.	6.125%	7/8/39	18,000	21,062
Transportation (0.5%)
Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,595	7,258
Burlington Northern Santa Fe LLC	3.000%	3/15/23	15,182	14,175
Burlington Northern Santa Fe LLC	3.850%	9/1/23	68,200	67,942
3 Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	4/19/22	27,059	29,359
4 ERAC USA Finance LLC	2.250%	1/10/14	5,890	5,901
4 ERAC USA Finance LLC	5.900%	11/15/15	19,500	21,237
4 ERAC USA Finance LLC	2.750%	3/15/17	6,795	6,993
4 ERAC USA Finance LLC	4.500%	8/16/21	9,295	9,717
4 ERAC USA Finance LLC	3.300%	10/15/22	2,115	1,998
4 ERAC USA Finance LLC	7.000%	10/15/37	26,175	30,904
4 ERAC USA Finance LLC	5.625%	3/15/42	10,000	10,083
3 Federal Express Corp. 1998 Pass Through Trust	6.720%	1/15/22	27,510	32,121
FedEx Corp.	2.625%	8/1/22	5,385	4,953
FedEx Corp.	2.700%	4/15/23	23,430	21,456
FedEx Corp.	3.875%	8/1/42	5,095	4,216
FedEx Corp.	4.100%	4/15/43	20,500	17,574
Kansas City Southern de Mexico SA de CV	2.350%	5/15/20	4,260	4,041
Southwest Airlines Co.	5.750%	12/15/16	32,500	36,474
3 Southwest Airlines Co. 1993-A Pass Through Trust	7.540%	6/29/15	11,841	12,435
3 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	18,580	21,367
United Parcel Service Inc.	1.125%	10/1/17	4,680	4,668
United Parcel Service Inc.	2.450%	10/1/22	17,950	16,742
United Parcel Service Inc.	4.875%	11/15/40	14,815	15,498
				9,055,925
Utilities (1.9%)
Electric (1.6%)
Alabama Power Co.	5.550%	2/1/17	17,650	19,654
Alabama Power Co.	5.700%	2/15/33	15,000	16,749
Ameren Illinois Co.	6.125%	12/15/28	54,000	62,568
Commonwealth Edison Co.	5.950%	8/15/16	23,120	26,025
Connecticut Light & Power Co.	5.650%	5/1/18	13,655	15,878
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	20,930	23,506
Consolidated Edison Co. of New York Inc.	5.300%	12/1/16	25,505	28,754
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	11,278	13,991
Dominion Resources Inc.	5.200%	8/15/19	19,250	21,859
Duke Energy Carolinas LLC	5.250%	1/15/18	9,000	10,310
Duke Energy Carolinas LLC	5.100%	4/15/18	18,235	20,846
Duke Energy Carolinas LLC	3.900%	6/15/21	50,025	52,879
Duke Energy Florida Inc.	6.350%	9/15/37	8,000	9,857
Duke Energy Florida Inc.	6.400%	6/15/38	27,055	33,821
Duke Energy Progress Inc.	6.300%	4/1/38	14,705	18,054
Florida Power & Light Co.	5.650%	2/1/35	50,000	56,208
Florida Power & Light Co.	4.950%	6/1/35	10,000	10,579
Florida Power & Light Co.	5.650%	2/1/37	5,000	5,731
Florida Power & Light Co.	5.950%	2/1/38	39,215	46,022
Georgia Power Co.	5.400%	6/1/18	38,660	44,204
Georgia Power Co.	4.300%	3/15/42	23,145	20,881
MidAmerican Energy Holdings Co.	6.125%	4/1/36	25,000	28,118
National Rural Utilities Cooperative Finance Corp.	3.875%	9/16/15	24,125	25,509
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	60,000	68,677
Northern States Power Co.	6.250%	6/1/36	50,000	60,802
NSTAR LLC	4.500%	11/15/19	3,535	3,913

12

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2013

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Pacific Gas & Electric Co.	4.250%	5/15/21	11,365	11,983
	Pacific Gas & Electric Co.	3.850%	11/15/23	17,950	17,911
	Pacific Gas & Electric Co.	5.125%	11/15/43	11,255	11,479
	PacifiCorp	2.950%	6/1/23	29,675	28,260
	PacifiCorp	5.900%	8/15/34	12,500	13,947
	PacifiCorp	6.250%	10/15/37	36,635	44,039
	Peco Energy Co.	5.350%	3/1/18	20,545	23,626
	Potomac Electric Power Co.	6.500%	11/15/37	25,000	31,783
	Public Service Electric & Gas Co.	5.300%	5/1/18	25,100	28,827
	San Diego Gas & Electric Co.	6.000%	6/1/26	3,600	4,379
	Sierra Pacific Power Co.	3.375%	8/15/23	34,040	33,345
	South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	9,990
	South Carolina Electric & Gas Co.	6.050%	1/15/38	34,000	39,677
	Southern California Edison Co.	6.000%	1/15/34	7,695	9,081
	Southern California Edison Co.	5.550%	1/15/37	50,475	56,362
	Southern California Edison Co.	5.950%	2/1/38	40,000	46,879
	Southern Co.	2.450%	9/1/18	9,395	9,589
	Virginia Electric & Power Co.	2.750%	3/15/23	34,540	32,590
	Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	19,573
	Wisconsin Public Service Corp.	6.080%	12/1/28	45,000	51,386
	Natural Gas (0.2%)
	AGL Capital Corp.	6.375%	7/15/16	25,815	29,085
4	DCP Midstream LLC	6.450%	11/3/36	30,325	31,223
4	Dominion Gas Holdings LLC	3.550%	11/1/23	21,445	21,029
	National Grid plc	6.300%	8/1/16	30,000	33,973
	Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	60,000	58,994
	TransCanada PipeLines Ltd.	3.800%	10/1/20	47,125	49,238
	Other Utility (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	37,590	42,213

					1,535,856

Total Corporate Bonds (Cost $16,649,119)					17,457,064

Sovereign Bonds (U.S. Dollar-Denominated) (0.7%)
4	Abu Dhabi National Energy Co.	5.875%	10/27/16	41,140	45,650
4	CDP Financial Inc.	4.400%	11/25/19	40,000	44,730
4	Electricite de France SA	4.600%	1/27/20	50,000	54,823
3,4	Electricite de France SA	5.250%	1/29/49	22,485	22,159
4	Gazprom Neft OAO Via GPN Capital SA	4.375%	9/19/22	22,000	20,224
	International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	43,817
	Japan Finance Organization for Municipalities	4.625%	4/21/15	7,800	8,239
	Korea Finance Corp.	2.875%	8/22/18	37,605	38,310
	Oesterreichische Kontrollbank AG	4.500%	3/9/15	10,500	11,059
	Province of Ontario	4.500%	2/3/15	12,270	12,865
	Province of Ontario	4.000%	10/7/19	56,415	61,879
	Province of Ontario	4.400%	4/14/20	50,000	55,247
	Quebec	5.125%	11/14/16	50,000	56,218
4	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	14,985	15,512
	Republic of South Africa	6.500%	6/2/14	21,900	22,451
	Statoil ASA	2.900%	11/8/20	43,280	43,607
4	Temasek Financial I Ltd.	2.375%	1/23/23	45,150	41,181

Total Sovereign Bonds (Cost $563,158)					597,971

Taxable Municipal Bonds (1.5%)
	Atlanta GA Downtown Development Authority
	Revenue	6.875%	2/1/21	9,770	11,426
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	40,000	49,697
	California GO	5.700%	11/1/21	16,840	19,358
	California GO	7.550%	4/1/39	13,375	18,053
	California GO	7.300%	10/1/39	4,280	5,579
	California GO	7.600%	11/1/40	23,935	32,686

13

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	8,545	9,379
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	21,280	22,406
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	8,970	10,115
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	29,925	36,576
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	26,580	28,769
Grand Parkway Transportation Corp.	5.184%	10/1/42	40,435	41,933
Houston TX GO	6.290%	3/1/32	25,000	28,542
Illinois GO	5.100%	6/1/33	3,145	2,887
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	29,200	33,875
6 Kansas Development Finance Authority Revenue
(Public Employees Retirement System)	5.501%	5/1/34	50,000	52,040
Los Angeles CA Department of Water & Power
Revenue	6.008%	7/1/39	15,645	17,754
Los Angeles CA Unified School District GO	5.750%	7/1/34	55,325	61,761
Louisville & Jefferson County KY Metropolitan Sewer
District Revenue	6.250%	5/15/43	19,000	22,270
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	21,685	23,890
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	22,105	25,504
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	35,285	47,840
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	4,000	5,232
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.790%	6/15/41	2,030	2,147
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	15,950	18,845
New York Metropolitan Transportation Authority
Revenue	6.814%	11/15/40	4,000	4,850
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	10,860	14,545
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	5,235	6,071
North Texas Tollway Authority System Revenue	6.718%	1/1/49	61,100	73,487
Oregon Department of Transportation Highway User
Tax Revenue	5.834%	11/15/34	25,930	30,281
Oregon GO	5.902%	8/1/38	19,510	20,752
6 Oregon School Boards Association GO	5.528%	6/30/28	50,000	54,606
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	12,735	14,666
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	10,455	12,154
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	53,000	46,873
President & Fellows of Harvard College Massachusetts
GO	6.300%	10/1/37	50,675	56,883
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	11,890	14,370
Stanford University	6.875%	2/1/24	34,745	44,605
Stanford University	7.650%	6/15/26	29,000	40,061
University of California Regents General Revenue	4.601%	5/15/31	21,975	22,271
University of California Regents Medical Center
Revenue	6.548%	5/15/48	14,820	17,517
University of California Regents Medical Center
Revenue	6.583%	5/15/49	23,785	28,201
University of California Revenue	5.770%	5/15/43	24,325	27,441
Total Taxable Municipal Bonds (Cost $1,037,341)				1,158,198

14

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2013

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

Temporary Cash Investments (1.0%)
Repurchase Agreements (1.0%)
Bank of America Securities, LLC (Dated 11/29/13,
Repurchase Value $19,400,000, collateralized by U.S.
Treasury Bill 0.000%, 2/13/14, with a value of
$19,788,000)	0.080%	12/2/13	19,400	19,400
Bank of Montreal (Dated 11/29/13, Repurchase Value
$150,001,000, collateralized by Federal National
Mortgage Assn. 2.000%-4.500%, 2/1/27-11/1/43,
Government National Mortgage Assn. 3.500%-
6.000%, 6/20/34-3/20/43, and U.S. Treasury
Note/Bond 0.625%, 5/31/17, with a value of
$153,000,000)	0.070%	12/2/13	150,000	150,000
Citigroup Global Markets Inc. (Dated 11/29/13,
Repurchase Value $107,101,000, collateralized by
U.S. Treasury Note/Bond 0.750%-10.625%, 8/15/15-
5/15/22, with a value of $109,242,000)	0.070%	12/2/13	107,100	107,100
Deutsche Bank Securities, Inc. (Dated 11/29/13,
Repurchase Value $190,101,000, collateralized by
Federal Home Loan Mortgage Corp. 3.500%-4.500%,
4/1/25-8/1/43, Federal National Mortgage Assn.
3.000%-6.000%, 8/1/27-11/1/43, and Government
National Mortgage Assn. 2.280%-5.000%, 7/15/37-
5/15/48, with a value of $193,902,000)	0.090%	12/2/13	190,100	190,100
HSBC Bank USA (Dated 11/29/13, Repurchase Value
$89,201,000, collateralized by Federal National
Mortgage Assn. 3.000%, 4/1/43-6/1/43, with a value
of $90,985,000)	0.090%	12/2/13	89,200	89,200
RBC Capital Markets LLC (Dated 11/29/13, Repurchase
Value $128,301,000, collateralized by Federal Home
Loan Mortgage Corp. 2.794%, 12/1/41, and Federal
National Mortgage Assn. 2.506%-4.000%, 3/1/41-
11/1/43, with a value of $130,866,000)	0.090%	12/2/13	128,300	128,300
RBS Securities, Inc. (Dated 11/29/13, Repurchase Value
$36,100,000, collateralized by U.S. Treasury
Note/Bond 3.000%, 2/28/17, with a value of
$36,826,000)	0.070%	12/2/13	36,100	36,100
TD Securities (USA) LLC (Dated 11/29/13, Repurchase
Value $79,700,000, collateralized by Federal Home
Loan Mortgage Corp. 0.120%-3.000%, 5/27/14-
1/1/43, and Government National Mortgage Assn.
2.500%, 8/20/43, with a value of $81,294,000)	0.070%	12/2/13	79,700	79,700

				799,900

Total Temporary Cash Investments (Cost $799,900)				799,900

Total Investments (98.7%) (Cost $59,174,525)				78,238,280
Other Assets and Liabilities—Net (1.3%)[7]				1,051,331
Net Assets (100%)				79,289,611

* Non-income-producing security.
1 Securities with a value of $5,784,000 have been segregated as collateral for open swap contracts.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

15

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2013

4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2013, the aggregate value of these securities was $2,777,441,000,  representing 3.5% of net assets.
5 Adjustable-rate security.
6 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
7 Cash of $35,196,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REMIC—Real Estate Mortgage Investment Conduit.

16

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17

© 2013 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA210_022014

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Vanguard Wellington Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Vanguard Wellington Fund (the “Fund") as of November 30, 2013 and for the year then ended and have issued our unqualified report thereon dated January 13, 2014 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's schedule of investments as of November 30, 2013 appearing in Item 6 of this Form N-CSR. This schedule of investments is the responsibility of the Fund's management. Our responsibility is to express an opinion on the schedule of investments based on our audit.

In our opinion, the schedule of investments referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

/s/PricewaterhouseCoopers LLP
Philadelphia, PA
January 13, 2014

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 21, 2014

VANGUARD WELLINGTON FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: January 21, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number
2-11444, Incorporated by Reference.